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                                                                    Exhibit 10.5

             AMENDMENT TO MANUFACTURING AND DISTRIBUTION AGREEMENT
                    BETWEEN DIAMETRICS MEDICAL INCORPORATED
                          AND PHILIPS MEDICAL SYSTEMS

This Amendment, dated April 10, 2003 ("Effective Date"), is by and between DIAMETRICS Medical Incorporated, a Minnesota corporation having its principal place of business at 2658 Patton Road, St. Paul, Minnesota 55113 ("DIAMETRICS") and PHILIPS Medical Systems North America Company, a division of PHILIPS Electronics North America Corporation, a Delaware corporation with offices at 3000 Minuteman Road, Andover, Massachusetts 01810 ("PHILIPS"). DIAMETRICS and PHILIPS shall each be a "Party."

                                    RECITALS

A. DIAMETRICS and PHILIPS' predecessor Hewlett-Packard Company entered into a distribution agreement effective June 6, 1999 for the development and distribution of blood analysis products (the "Agreement").

B. Although the Agreement expired effective as of October 31, 2002, the Parties desire to amend and clarify some of the surviving rights and obligations solely as set forth herein. All other surviving rights and obligations of the parties under the Agreement shall continue as set forth in the Agreement.

1.   Definitions.

     1.1. Accessories. Those accessories set forth on Exhibit 1.5. Accessories may be deleted by mutual agreement of the Parties and DIAMETRICS may, from time to time, add Accessories to such Exhibit.

     1.2. Agreement. The agreement, originally entered into by DIAMETRICS and HP effective June 6, 1999.

     1.3.   Cartridges. The cartridges used with IRMA and Portal Products.

     1.4. Confidential Information. Information of any kind and form, whether technical or business, which a Party hereto holds in confidence and regards as valuable, but only when treated by the disclosing Party as set forth in Article 9.

     1.5. Consumables. Collectively, Cartridges, Sensors, and Accessories. The specifications for the Cartridges and Sensors as of the Effective Date are set forth on Exhibit 1.5 as may be amended by DIAMETRICS.

     1.6. idms. Information Data Management System for use with IRMA and Portal Products (DIAMETRICS Part Numbers 464100 and 463000).

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     1.7.   Intellectual Property. On a world-wide basis, any and all now known or hereafter known tangible and intangible (a) patents and patent applications;
(b) rights associated with works of authorship including, without limitation, copyrights, moral rights and mask-works; (c) trade secret rights; (d) all other intellectual property rights of every kind and nature and however designated, whether arising by operation of law, contract, license or otherwise; and (e) all registrations, initial applications, renewals, extensions, continuations, divisions or reissues hereof now or hereafter in force (including any rights in any of the foregoing).

     1.8. Interface Module. A product or component of a product whose function includes the ability to acquire the output of any Product and make it available to a PHILIPS patient monitor at the patient's bedside, by any means of transmission including physical connection, cable, radio frequency and/or infrared.

     1.9. IRMA Product. The IRMA(R)SL Blood Analysis System for in-vitro analysis of whole blood in humans, utilizing the Cartridges as described in
Exhibit 1.5.

     1.10.  PHILIPS Existing Customers. Will have the meaning set forth in
Section 2.1.

     1.11. PHILIPS Product Inventory. Those IRMA and Trendcare Products and their components and associated products and supplies (excluding Cartridges, Sensors and software) which are owned by PHILIPS and set forth on the inventory list to be provided by PHILIPS.

     1.12. Portal Product. The in-vitro intermittent monitoring product consisting of a Portal Measurement Module, custom connector, DeviceSet software, interface software, custom cable, and a custom power Interface Module that interfaces with a PHILIPS patient monitor, currently marketed as M3560A Portal Blood Analysis System.

     1.13. Portal Measurement Module. The Portal Cartridge reader M3561A (M3561-60001), as more particularly described in the specifications attached to the Portal Manufacturing Agreement.

     1.14. Portal Measurement Products. Means the Portal Measurement Modules, the Portal Measurement Accessories and the DeviceSet/DeviceCom Software (as such latter two terms are defined in Exhibit 3.4).

     1.15.  Product. An IRMA, Trendcare, idms, Consumables or Portal Product.

     1.16.  Sensors. The disposable sensor used with the Trendcare Product.

     1.17.  Support. Consists of (a) help desk telephone service for customers;
(b) spare parts, on-site service and repair depot service (warranty and out-of-warranty); (c) on-going training; (d) software upgrades and updates, and
(e) such other support activities of DIAMETRICS and/or PHILIPS described on
Exhibit 2.2.

     1.18. Trendcare Product. A continuous in-vivo blood gas monitoring system utilizing the Sensors described in Exhibit 1.5 as may be amended by DIAMETRICS.

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     1.19.  Exhibit References. All Exhibit references shall mean the Exhibits to this Amendment.

2.   Transition for Consumables, IRMA, Trendcare and idms Products.

     2.1. Sales and Support of Consumables. Subject to the terms and conditions set forth herein, DIAMETRICS hereby appoints PHILIPS as a non-exclusive distributor of Consumables in the Field (as defined in the Agreement) through October 31, 2004, to customers who purchased a Product from PHILIPS prior to November 1, 2002 ("PHILIPS Existing Customers"). This appointment may not be assigned to any third party, other than regional distributors in the normal course of business, without the prior written consent of DIAMETRICS. PHILIPS shall be entitled to purchase Consumables from DIAMETRICS (or its third party manufacturer, if any) for resale to PHILIPS Existing Customers, through October 31, 2004, at the prices set forth on Exhibit 2.1, which shall be non-discriminatory prices for non-exclusive distributors in the territories in which PHILIPS is selling the Consumables. If PHILIPS becomes aware that it is selling Consumables to customers other than PHILIPS Existing Customers, PHILIPS shall so notify DIAMETRICS, and DIAMETRICS (or its distributor) shall have the opportunity to sell Consumables to such customer, and PHILIPS will use reasonable efforts to assign to DIAMETRICS or its designee any long-term supply contract for Consumables, with such a customer. PHILIPS shall inform its sales channel of its intention not to sell Consumables to customers who are not PHILIPS Existing Customers.

     2.2. Support of IRMA, Trendcare and idms Products. Subject to the terms and conditions set forth herein, PHILIPS, its distributors and subcontractors shall have the non-exclusive right to provide Support for IRMA, Trendcare and idms Products through October 31, 2004, to PHILIPS Existing Customers who have not transitioned to DIAMETRICS pursuant to an executed Country Transition Letter as set forth in Section 2.6.

     2.3. Service and Support Agreement. DIAMETRICS agrees to provide to PHILIPS Support (including but not limited to warranty and out-of-warranty Support) for the Consumables and the IRMA, Trendcare and idms Products on the terms set forth in the Service and Support Agreement attached as Exhibit 2.2.

     2.4. Inventory. The Parties have agreed to the purchase of PHILIPS Product Inventory by DIAMETRICS as set forth in Exhibit 2.4.

     2.5.   PHILIPS Distributors.

            (a) The Parties acknowledge that PHILIPS has existing distributors of IRMA, Trendcare, and idms Products outside North America (the "PHILIPS Distributors"). PHILIPS has taken reasonable action, at its sole expense, to amend its agreements or understandings with the PHILIPS Distributors to delete IRMA, Trendcare and idms Products from the list of products PHILIPS sells to such Distributors. PHILIPS agrees to refer to DIAMETRICS any orders for IRMA, Trendcare and idms Products that PHILIPS may receive from such Distributors; provided however, that the Parties may agree, on a case-by-case basis, to exceptions to permit PHILIPS to sell IRMA, Trendcare and idms Products to such PHILIPS Distributors, with reasonable compensation to both Parties.

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            (b)  In connection with the transition of sales and Support contemplated in Section 2.6, on a country by country basis, PHILIPS shall provide DIAMETRICS with contact information regarding PHILIPS Distributors who sold IRMA, Trendcare, idms and Consumable Products and shall use commercially reasonable efforts to introduce DIAMETRICS to such PHILIPS Distributors, and DIAMETRICS shall be free to enter into distribution arrangements with such Distributors for such Products on such terms as DIAMETRICS and such Distributors may deem appropriate. To the extent feasible, PHILIPS will use reasonable efforts to transfer and assign to DIAMETRICS its agreements with certain PHILIPS Distributors for the distribution of the Products (excluding Portal Products), subject to the prior approval of DIAMETRICS and consent of the applicable PHILIPS Distributors, and provided that such transfer and assignment shall not extend to any liabilities or claims arising prior to the date of the transfer or assignment, or arising from an alleged improper assignment unless DIAMETRICS expressly agrees in writing or except for the obligations expressly assumed by DIAMETRICS under this Amendment (including all Exhibits hereto) and under executed Country Transition Letters.

     2.6. Transition. In order to transition responsibility for sales and Support of Consumable Products and Support of IRMA, Trendcare and idms Products on a country by country (or group of countries) basis, PHILIPS and DIAMETRICS shall enter into a Country Transition Letter (a copy of which is attached hereto as Exhibit 2.6) according to a mutually agreed timetable defined in the transition process, provided that PHILIPS has provided DIAMETRICS with:

            (a) a list of research/ reference sites with PHILIPS owned IRMA, Trendcare and idms Products;

            (b) a list of unique follow-on customer support/complaint activities to be completed by DIAMETRICS with respect to the Products (excluding Portal Products), to be defined during the transition process;

            (c) installed base and/or distributor information (institution name, address, contact) with respect to the Products (excluding Portal Products). The installed base information contains contact information for the customers to whom PHILIPS' shipped Products (other than Portal Products), and to the best of PHILIPS' knowledge, for customers of the Products (other than Portal Products) who have not ordered such a Product from PHILIPS;

            (d) funnel information (leads, demo, evaluation) for the Products (excluding Portal Products).

     As part of the transition process, outside North America, contracts between PHILIPS and PHILIPS Existing Customers for sales and Support of Consumables and Support of IRMA, Trendcare and idms Products will be either (a) assigned to and assumed by DIAMETRICS in writing or (b) canceled by PHILIPS and the applicable customer and superceded by new customer service agreements between DIAMETRICS and the customer. If an Existing PHILIPS Customer refuses to assign such existing contract, PHILIPS may continue to sell Consumables to and Support Consumables, IRMA, Trendcare and idms Products for that customer until the

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earlier of the date on which the contract is assigned to DIAMETRICS or through
October 31, 2004 pursuant to Section 2.1.

     Pursuant to the terms of the Country Transition Letter and as of the date of execution of the Country Transition Letter, DIAMETRICS shall assume responsibility for sales and Support of Consumables and Support (including customer support and complaint activities) of the IRMA, Trendcare and idms Products in the country, whether such Products were shipped or serviced by PHILIPS or DIAMETRICS. Such responsibility shall not include any obligations of PHILIPS accruing prior to the date of execution of such Country Transition Letter, except for the obligations expressly assumed by DIAMETRICS under this Amendment (including all Exhibits hereto) and under executed Country Transition Letters.

     2.7.   Reversion of Rights.

            (a) Except as expressly set forth herein, all rights with respect to sales, support and distribution of the Consumables revert to DIAMETRICS, including, without limitation, the right to sell and Support Consumables itself or through a third party in the Field (as defined in the Agreement) for use with any of the Products.

            (b) Except as expressly set forth herein, all rights with respect to IRMA, Trendcare, and idms Products revert to DIAMETRICS, including, without limitation, the right to sell and Support IRMA ,Trendcare, and idms Products itself or through a third party; provided however, that the Parties may agree, on a case-by-case basis, to exceptions to permit PHILIPS to sell IRMA, Trendcare and idms Products to customers, with reasonable compensation to both Parties.

     2.8. Superceding Provisions. The Parties acknowledge and agree that the rights and obligations with respect to Consumables set forth in this Amendment supersede Section 11.4(a) of the Agreement.

3.   Portal Product and Product Connectivity.

     3.1. Connectivity. PHILIPS shall enable connectivity and ensure on-going compatibility of (a) the IRMA and Trendcare Products into and with PHILIPS' CMS and IntelliVue products using a VueLink type or other method of connectivity, and (b) the Portal Products with PHILIPS' CMS products, in each case through October 31, 2004; provided that DIAMETRICS supplies the necessary information for PHILIPS to maintain such connectivity and compatibility, and that PHILIPS shall be obligated to so modify or change its products only if the changes are not major, or if PHILIPS desires to make changes that are major.

     3.2. Access to Hardware and Software Upgrades and Support. PHILIPS agrees to provide customers who purchase Portal Products from DIAMETRICS with access to existing hardware and software upgrades for CMS and support for CMS on a non-discriminatory basis from other customers who purchase Portal Products from PHILIPS. PHILIPS shall provide its customary warranty and out-of-warranty coverage for CMS.

     3.3. License to DIAMETRICS' Technology. The Parties acknowledge that PHILIPS' license to DIAMETRICS' Technology as set forth in Section 7.6 of the Agreement shall survive

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for the term of this Amendment, provided that PHILIPS complies with the terms of
Section 7.6 of the Agreement.

     3.4. Manufacture of Portal Measurement Module. DIAMETRICS shall manufacture the Portal Measurement Module solely for PHILIPS under the Portal Manufacturing Agreement attached hereto as Exhibit 3.4. Nothing contained herein shall restrict either Party's use of its solely and jointly owned Intellectual Property.

     3.5.   Portal Product Purchases.

            (a) DIAMETRICS shall have the non-exclusive right to purchase Portal Product from PHILIPS for the term of this Amendment at prices set forth on Exhibit 4.5 and to resell such Portal Products itself or through distributors.

            (b) DIAMETRICS shall only distribute the Portal Product directly to end-users or through DIAMETRICS' distributors to end-users which accept software license terms that are substantially the same as PHILIPS' standard end-user license agreement for the Portal Product. PHILIPS standard end-user license agreement for the Portal Product provides, inter alia, that only a personal, nontransferable right to use any software incorporated in the Portal Product (the "Software") is granted to such end user; that no title to the Software is transferred to such end user; that such end user will not copy the Software except as necessary to use such Software on a single CPU; that such end user will not transfer the Software, except as authorized by the entity furnishing the Software; that such end user will not in any form export, reexport, resell, ship or divert or cause to be exported, reexported, resold, shipped or diverted, directly or indirectly, the Software or a direct product thereof to any country for which the United States Government or any agency thereof at the time or export or reexport requires an export license or other governmental approval without first obtaining such license or approval; and that such end user will not reverse compile or disassemble the Software.

            (c) PHILIPS hereby grants permission to DIAMETRICS to use any PHILIPS trademark or trade name associated with the Portal Products if that use is solely for the advertisement and promotion of the Portal Products during the term of this Amendment. DIAMETRICS agrees to follow the guidelines at www.philips.com\brandbook, for distributors of PHILIPS products. These guidelines may be changed by PHILIPS at any time, in its sole discretion. PHILIPS shall have sole ownership of the following trademarks: (a) the word mark "PHILIPS" and Philips Shield Emblem and (b) such other trademarks owned or licensed to PHILIPS or its affiliates as may be designated by PHILIPS for use in the course of performance under the terms of this Agreement (the "Trademarks".) DIAMETRICS acknowledges all rights of PHILIPS in and to the Trademarks and further agrees that use of the Trademarks for the purposes of this Agreement shall not be construed as a grant of any rights in such Trademarks by or for the benefit of DIAMETRICS. DIAMETRICS has no license to or right in the Trademarks and shall not use them in its marketing or sales literature or in any other way, except as provided in this section, without the prior, written consent of PHILIPS.

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4.   Supply of Consumables, Portal Measurement Products and Portal Products.

     4.1.   Purchase Orders.

            (a) PHILIPS shall issue to DIAMETRICS a monthly written, rolling, non-binding three (3) month forecast of its purchase of Consumables. Such forecasts shall be updated monthly. PHILIPS shall issue binding written purchase orders for Consumables at least sixty (60) days prior to the proposed shipping date for such items. All purchase orders in excess of PHILIPS' forecast shall be subject to written acceptance by DIAMETRICS. DIAMETRICS will use reasonable efforts to supply such items in a timely fashion, subject to DIAMETRICS' reasonable production capabilities and provided that such purchase orders are consistent with PHILIPS' forecasts.

            (b) PHILIPS may purchase Portal Measurement Products from DIAMETRICS in accordance with the Portal Manufacturing Agreement attached as
Exhibit 3.4.

            (c) The Parties acknowledge that in order to provide the pricing set forth herein for the Portal Measurement Products and Consumables, DIAMETRICS may be required to purchase components and materials in reliance on PHILIPS' non-binding forecasts. As a result, if PHILIPS fails to purchase the quantities set forth in such non-binding forecasts and DIAMETRICS is unable, after using commercially reasonable efforts, to cancel or delay the purchase of such components and materials or to reallocate or reuse such components and materials within ninety days of such forecast, PHILIPS shall reimburse DIAMETRICS for any payments incurred by DIAMETRICS for any unusable inventory or non-cancelable purchase commitments made in good faith reliance on the forecast for Portal Measurement Products and Consumables, plus any actual out-of-pocket costs of disposing of such components and materials. PHILIPS may take delivery of any components and materials, for which it has reimbursed DIAMETRICS hereunder.

            (d) To the extent that DIAMETRICS desires to purchase Portal Products from PHILIPS, DIAMETRICS shall issue to PHILIPS a monthly written, rolling, non-binding six (6) month forecast for such Portal Product. Such forecasts shall be updated monthly. DIAMETRICS shall issue binding written purchase orders for such Portal Product at least sixty (60) days prior to the proposed shipping date. All purchase orders in excess of DIAMETRICS' forecast shall be subject to written acceptance by PHILIPS. PHILIPS will use reasonable efforts to supply such Portal Product in a timely fashion, subject to PHILIPS' reasonable production capabilities and provided that such purchase orders are consistent with DIAMETRICS' forecasts.

            (e) The Parties acknowledge that in order to provide the pricing set forth herein for the Portal Product, PHILIPS may be required to purchase subcomponents and materials in reliance on DIAMETRICS non-binding forecasts. As a result, if DIAMETRICS fails to purchase the quantities set forth in such non-binding forecasts and PHILIPS is unable, after using commercially reasonable efforts, to cancel or delay the purchase of such components and materials or to reallocate or reuse such subcomponents and materials within ninety days of such forecast, DIAMETRICS shall reimburse PHILIPS for any payments incurred by PHILIPS for any unusable inventory or non-cancelable purchase commitments made in good faith reliance on the forecast for such components, plus any actual out-of-pocket costs of disposing of such

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subcomponents and materials. DIAMETRICS may take delivery of any subcomponents and materials, for which it has reimbursed PHILIPS hereunder.

     4.2. Purchase Order Forms. Each Party shall be entitled to use its then current standard purchase order for its purchases hereunder. In the event of a conflict between the terms of any such purchase order and the terms of this Amendment, the terms of this Amendment shall take precedence. Additional terms included in the purchase order that are not terms of this Amendment will be subject to prior mutual written agreement.

     4.3. Delivery. All deliveries of Portal Products and Consumables shall be made by the selling Party F.O.B. such selling Party's U.S. or European facility. Title and risk of loss shall pass to the purchasing Party at the time of tender at the selling Party's facility to the carrier designated by the purchasing Party. Upon delivery to the purchasing Party's designated carrier, the purchasing Party will assume title and risk of loss, and will be responsible for transportation, and, if applicable, export of such products from the country of manufacture and shall be entitled to any duty drawback for which the products qualify. The selling Party shall provide the purchasing Party, upon the purchasing Party's reasonable request and at the purchasing Party's expense, reasonable substantiation and assistance with respect to such duty drawbacks. The pricing for products excludes, and the purchasing Party shall pay, all shipping, handling and insurance costs for and other costs of transporting such products after delivery to the F.O.B. point.

     4.4. Payment. All payments for Products shall be due and payable within thirty-five (35) days of the date of the applicable invoice. The purchasing Party shall make all payments in immediately available funds to the location and in the manner reasonably designated by the selling Party from time to time. A late fee shall be paid by the purchasing Party on any amount not received by the selling Party when due at a rate of 1.5% per month on all unpaid amounts, or the maximum rate permitted by law, whichever is less. As between the Parties, the purchasing Party shall be responsible for all taxes relating to Products so purchased (except for taxes on the selling Party's net income).

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5.   Product Warranty

     5.1. Warranty for Consumables. DIAMETRICS warrants to PHILIPS that the Consumables at the time of their delivery by DIAMETRICS to PHILIPS (a) shall meet the agreed specifications as set forth on Exhibit 1.5; (b) shall have been manufactured in accordance with all laws and regulations applicable to their manufacture in those jurisdictions in which PHILIPS is distributing the Consumables (provided that PHILIPS gives DIAMETRICS at least ninety (90) days written notice of any jurisdictions in addition to those in effect as of the Effective Date of this Amendment); (c) shall be new or newly manufactured; and
(d) shall be of good and merchantable title, free of liens and encumbrances. DIAMETRICS shall, promptly, at DIAMETRICS' sole option, replace, repair or make a purchase price (in the amount paid by PHILIPS to DIAMETRICS) refund for any of such Consumables proved to be non-conforming, provided that written notice and reasonable documented evidence of each warranty claim and the fact that the failure occurred during the warranty period is received by DIAMETRICS within thirty (30) days after the expiration thereof. DIAMETRICS shall have the sole right to verify such non-conformance. Such replacement, repair or refund shall be PHILIPS' sole remedy hereunder. Unless otherwise agreed by the Parties, the warranty period under this Section 5.1 for (1) any Sensor shall be the stated shelf life as set forth on the label for such Sensor, not to be less than ten
(10) months from the date of shipment to PHILIPS; (2) any Cartridge shall be the stated shelf life as set forth on the label for such Cartridge, not less than three (3) months from the date of shipment to PHILIPS, except that the shelf life of the GL & H4 (M3587A & M3617A)) Cartridge shall be not less than nine (9) weeks and the shelf life of H4E (M3617B) Cartridge shall be not less than eleven
(11) weeks; and (3) any Accessory shall be ninety (90) days from the date of shipment to PHILIPS. If requested by DIAMETRICS, PHILIPS shall return the non-conforming Consumable to DIAMETRICS at the time of submission of the warranty claim therefore. PHILIPS agrees to provide DIAMETRICS sufficient notice of additional countries in which it intends to distribute the Consumables to permit DIAMETRICS to meet its obligations under subsection (b) of this Section 5.1.

     5.2. Customer Complaints, Warranty Repair for Consumables. PHILIPS will be responsible for handling customer complaints regarding the Consumables and DIAMETRICS will provide reasonable assistance to PHILIPS in resolving such customer complaints unless such country is transitioned pursuant to Section 2.6. Upon transition in a particular country pursuant to Section 2.6, DIAMETRICS will assume PHILIPS' obligations under this Section 5.2 and under any Consumables warranties provided by PHILIPS' to its customers to the extent that such warranties do not exceed the warranties provided by DIAMETRICS under Section
5.1. DIAMETRICS will accept the return of any Consumables that do not conform to the warranties set forth in Section 5.1, and will repair or replace any such defective Consumable (or refund PHILIPS' purchase price) as provided in Section 5.1.

     5.3. Supply of Consumables to Customers. DIAMETRICS will continue to make Consumables available to customers for a period of five (5) years from the last production run of the IRMA, Trendcare and Portal Products; this obligation shall survive the termination or expiration of this Amendment.

     5.4. Warranty for Portal Products. PHILIPS shall warrant the Portal Products to DIAMETRICS in accordance with the terms of the warranty attached hereto as Exhibit 5.4.

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     5.5.   Warranty for Products Purchased Prior to Effective Date. Sections
8.2 through 8.4 of the Agreement survive expiration of the Agreement with respect to Products (other than Portal Measurement Products) purchased by PHILIPS from DIAMETRICS prior to the Effective Date of this Amendment; provided however, that upon transition in a particular country pursuant Section 2.6, DIAMETRICS will assume PHILIPS' obligations under Sections 8.2 through 8.4 of the Agreement for such Products in such country. Portal Measurement Products will be warranted in accordance with the Portal Manufacturing Agreement, attached hereto as Exhibit 3.4.

     5.6.   Warranty Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 5.1,
5.4 and 5.5, THE SELLING PARTY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     5.7. Customer Warranties. The purchasing Party shall be entitled to warrant the applicable Products to its customers on terms it deems appropriate; provided that the purchasing Party shall bear any expenses it may incur with respect to such warranties, to the extent that such warranties exceed the scope or term of the express warranties made by the selling Party hereunder.

6.   Intellectual Property.

     6.1. Intellectual Property from Agreement. Ownership of Intellectual Property of the Products under the Agreement remains unchanged. Under the terms of the Agreement, the Parties acknowledge and agree that the ownership of the Intellectual Property in certain Products and the Portal Measurement Products shall be as set forth on Exhibit 6.1. Nothing in Exhibit 6.1 shall imply any further commitment by either party under this Amendment to develop the C-BAM or X-BAM.

     6.2. Software Licenses. To the extent that a Party (each, a "distributing Party") receives one or more copies of any software of the other Party hereunder, it shall have the right to use that software internally in order to exercise its rights hereunder. The foregoing use right shall not include the right to copy and distribute such software, copies of which must be purchased from the other Party. In addition and subject to Section 3.5(b), the Parties acknowledge that any software or other proprietary portion of the applicable Products is licensed, not sold, to the distributing Party and its end user customers, and that such license shall be pursuant to the distributing Party's customary license terms used for the distributing Party's customary license terms used for the distributing Party's software or proprietary products as are in effect from time to time.

7.   Regulatory Matters.

     7.1. Regulatory Approvals. DIAMETRICS will retain all rights to and ownership of all regulatory approvals for the Products (excluding Portal Products), and will grant to PHILIPS a right of reference to its regulatory submissions and technical files for all Products, including, without limitation, those regulatory approvals as necessary to fulfill its obligations hereunder. DIAMETRICS will maintain FDA and EU regulatory approvals for the Products (excluding

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Portal Products). PHILIPS will retain all rights to and ownership of all regulatory approvals for Portal Products, and will grant to DIAMETRICS a right of reference to its regulatory submissions and technical files, including, without limitation, those regulatory approvals as necessary to fulfill its obligations hereunder. PHILIPS will maintain FDA and EU regulatory approvals for Portal Products. Prior to the transition contemplated in Section 2.6, PHILIPS will use commercially reasonable efforts to transfer and assign to DIAMETRICS such regulatory approvals in the applicable country that are held by PHILIPS (or its distributors) and that apply specifically to the Consumables and IRMA, Trendcare and idms Products (including approvals to import and sell the Consumables and IRMA, Trendcare and idms Products), to the extent that such approvals may be transferred and assigned lawfully.

     7.2. Product Inserts and Labeling. DIAMETRICS shall be responsible for the text and regulatory compliance of all package labels and Product inserts used in connection with the Products (except Portal Products). PHILIPS shall be responsible for the text and regulatory compliance of all package labels and product inserts used in connection with Portal Products. All Portal Product labels and labeling shall be as set forth in the current specifications for the Portal Product. For purposes of this Agreement, the terms "label" and "labeling" shall have the meanings set forth in Sections 201(k) and 201(m) respectively of the U.S. Federal Food, Drug and Cosmetics Act.

     7.3.   Product Reporting.

            (a) DIAMETRICS will maintain MDR and other product performance monitoring systems for the Products (excluding Portal Products), and PHILIPS will maintain MDR and other product performance monitoring systems for Portal Products. The Distributing Party shall cooperate with the Manufacturing Party in connection with the Manufacturing Party's obligations under this Section 7.3. The Distributing Party shall provide to the Manufacturing Party, the necessary reports relating to complaints and product performance issues relating to the Products on a timely basis to permit the reporting party to fulfill its regulatory obligations. Notwithstanding the foregoing, upon the execution of a Country Transition Letter, DIAMETRICS shall become responsible for complaint handling in that country, as set forth in the Service and Support Agreement attached hereto as Exhibit 2.2. Upon reasonable request by the Manufacturing Party, the Distributing Party shall promptly make such reports (on behalf of the Manufacturing Party, if appropriate) directly to the appropriate regulatory authorities.

            (b) For the purposes of this Section 7.3(b), DIAMETRICS shall be the Manufacturing Party for the Products, except for the Portal Product for which PHILIPS shall be the Manufacturing Party. PHILIPS shall be the Distributing Party for the Products, except for the Portal Product for which DIAMETRICS shall be the Distributing Party. The Distributing Party shall maintain sales and service records to assist it in locating the applicable Products for the purpose of implementing recalls and other corrective actions. If the Manufacturing Party implements a recall or corrective action in accordance with Section 7.5 of this Amendment, the Distributing Party shall provide such location information to the Manufacturing Party unless the Distributing Party implements such recall or corrective action itself. Each Party shall be responsible for bearing its own costs associated with all product tracking, complaint analyses and related evaluations.

     7.4. Regulatory Audits. Each Party shall permit the other Party reasonable access to its regulatory records, no more than once in any twelve
(12) month period, to permit the auditing Party to determine that regulatory obligations are being met. The auditing Party shall provide ten (10) days prior written notice of such an audit.

     7.5.   Product Recall

            (a) If either Party believes that a recall of any Product distributed under this Amendment is desirable or required by law, it shall promptly notify the other Party. The Parties shall then discuss reasonably and in good faith whether such recall is appropriate or required and the manner in which any mutually agreed recall shall be handled. This Section 7.5 shall not limit the obligations of either Party under law with respect to recall of Products required by law or properly mandated by governmental authority. Voluntary recalls shall be conducted by mutual agreement (with such agreement not to be unreasonably withheld) provided that if mutual agreement is not reached, either Party may individually conduct the voluntary recall in question in a manner consistent with its own regulatory guidelines and criteria. The "Recalling Party" shall bear all costs and expenses of any voluntary recall of any Products and shall reimburse the "Other Party" for the reasonable, out-of-pocket costs incurred by the Other Party as a result of such recall, including the replacement cost of any Products affected thereby, unless the cause or basis of such recall is attributable to a condition, fact or action that constitutes (i) a breach by the Other Party of any of its obligations hereunder or (ii) negligence or willful misconduct of the Other Party in which case the Other Party will be liable for the costs and expenses of such recall, and shall reimburse the Recalling Party for the reasonable, out-of-pocket costs incurred by Recalling Party as a result of such recall, including the replacement cost of any Product affected thereby. The Parties shall cooperate fully with each other in effecting any recall of the Products pursuant to this
Section 7.5, including communications with any customers or to the public.

            (b) For the purposes of this Section 7.5(b) for the Products purchased under this Amendment, DIAMETRICS shall be the Manufacturing Party for the Products, except for the Portal Product for which PHILIPS shall be the Manufacturing Party. PHILIPS shall be the Distributing Party for the Products, except for the Portal Product for which DIAMETRICS shall be the Distributing Party. If any governmental agency having jurisdiction (including without limitation the FDA) shall request or order any corrective action with respect to Products supplied hereunder, including any Product recall, customer notice, restriction, corrective action or market action or any Product change, the Manufacturing Party shall bear the costs and expenses of such corrective action and shall reimburse the Distributing Party for the reasonable, out-of-pocket costs incurred by the Distributing Party as a result of such corrective action, including the replacement cost of any Products affected thereby, unless the cause or basis of such corrective action is attributable to a condition, fact or action that constitutes (A) a breach by the Distributing Party of any of its obligations hereunder or (B) negligence or willful misconduct of the Other Party, in which case, the Distributing Party shall bear the costs and expenses of such corrective action, and shall reimburse the Manufacturing Party for the reasonable out-of-pocket costs incurred by the Manufacturing Party as a result of such action, including the replacement cost of any Product affected thereby. Recalls of the Portal Measurement Products are excluded from this Section 7.5 and covered by Section 18 of the Portal Manufacturing Agreement.

     7.6. Products for Products Purchased Prior to Effective Date. Article 6 (Regulatory) of the Agreement survives expiration of the Agreement with respect to Products (other than Portal Measurement Products) purchased by PHILIPS from DIAMETRICS prior to the Effective Date of this Amendment; provided however, that upon transition in a particular country pursuant Section 2.6, for that country DIAMETRICS shall assume PHILIPS' obligations under Section 6.4 (Product Reporting) and 6.5 (Product Recalls) in the Agreement for those transitioned Products and as set forth in the Service and Support Agreement attached hereto as Exhibit 2.2.

8.   Term and Termination

     8.1. Term. This Amendment shall become effective upon the Effective Date hereof and shall expire on October 31, 2004 or terminate as set forth in this
Article 8.

     8.2. Termination for Material Breaches. In the event of a material default by a Party of a material obligation hereunder, including, but not limited to, failure to pay any material moneys due excepting amounts as to which there is a legitimate dispute, the other Party may provide written notice to the defaulting Party. If the defaulting Party fails to cure such default within ninety (90) days (or ten (10) days in the case of amounts owing that are not subject to a good faith dispute) of such notice, this Amendment shall terminate in its entirety (except for such rights and obligations that expressly survive pursuant to Section 8.4) effective upon the expiration of such cure period. In the case of bankruptcy or insolvency of a Party, to the extent permitted by U.S. bankruptcy law, the other Party may terminate this Agreement in its entirety (except for such rights and obligations that expressly survive pursuant to Section 8.4) effective immediately upon written notice to such Party.

     8.3. No Prejudice. Termination of this Agreement for any reason shall be without prejudice to either Party's right to receive all payments accrued and unpaid on the effective date of termination and shall not release either party hereto from any liability which at such time has already accrued or which thereafter accrues from a breach or default prior to such expiration or termination. Except as expressly provided herein, all of the parties' rights and remedies hereunder are cumulative and non-exclusive.

     8.4. Surviving Obligations of the Amendment. No termination or expiration of this Amendment shall affect or discharge any obligations, rights, disclaimers, conditions or limitations of either Party which arose prior to the effective date of such termination. The following Sections of this Amendment shall survive termination or expiration of the Amendment: Articles 5 (Product Warranty), 6 (Intellectual Property), 7 (Regulatory Matters), 8 (Term and Termination), 9 (Confidentiality) and 10 (Miscellaneous) and any Sections necessary to give effect to this Section 8.4 shall survive any termination or expiration of this Amendment.

9.   Confidentiality

     9.1. Non-Use and Non-Disclosure. Each Party acknowledges and agrees that all the other Party's Confidential Information is confidential to the disclosing Party. Each Party shall take the same reasonable measures as it uses to protect its own confidential information from the unauthorized disclosure or misuse to protect the other Party's Confidential Information from unauthorized disclosure or misuse, including without limitation, any disclosure by its employees, agents, contractors, permitted sublicensees, or consultants of the other Party's Confidential Information. As used herein, the term reasonable measures shall mean at least those measures a Party applies to the protection of its own Confidential Information and the term misuse shall mean use for any purpose other than as permitted or required hereunder.

     9.2. Marking. To be entitled to protection as Confidential Information, all DIAMETRICS or PHILIPS documents containing that Party's Confidential Information shall be appropriately and clearly marked as "Proprietary," "Secret," "Confidential," or other words to similar effect. If a disclosure of Confidential Information is made orally, as in a meeting, the disclosing Party shall indicate the nature of that information at the time of its disclosure and shall confirm such designation in writing within ten (10) days of the date of such disclosure to the receiving Party.

     9.3. Exclusions. Information shall not be considered Confidential Information hereunder if it:

           (a) was already in the possession of the receiving Party prior to its receipt from the disclosing Party;

           (b) is, or becomes, part of the public knowledge or literature through no fault, act or omission of the receiving Party, provided, Confidential Information shall not be deemed to have entered the public domain by reason of its having been filed with any regulatory authority; provided the disclosing Party has taken advantage of any procedures available to protect confidentiality, including FOIA marking and protective orders;

           (c) is, or becomes, available to the receiving Party from a source other than the disclosing Party, which source has rightfully obtained the same information and has no obligation of confidentiality to the disclosing Party with respect to it;

           (d) is made available on an unrestricted basis by the disclosing Party to a third party unaffiliated with the disclosing Party; or

           (e) is required to be revealed pursuant to law or requirements of any securities exchange on which a Party's shares are listed and traded, provided, however, the receiving Party which is under any such requirement of law shall give reasonable notice to the disclosing Party of such requirement and shall cooperate with the disclosing Party, at the disclosing Party's expense in reasonable legal efforts to limit or mitigate any such revelation so as to preserve the proprietary nature of any Confidential Information contained therein.

     9.4. Duration; Surviving Obligation. This Article 9 shall be deemed to cover and include any non-public information disclosed by a Party to the other during the course of their negotiations of this Amendment, whether or not marked or indicated as provided in Section 9.2. Each Party's obligations of non-use and non-disclosure of the other Party's Confidential Information shall apply during the term of this Amendment and shall also survive for a period of three (3) years after its termination for any reason.

     9.5. Confidentiality of this Agreement. The terms of this Amendment itself and the Exhibits hereto shall be deemed to be Confidential Information hereunder. In the event that a

Party is required to disclose the content of this Amendment pursuant SEC requirements or requirements of any securities exchange on which a Party's share are listed and traded, such Party shall use its reasonable efforts to obtain confidential treatment of at least the terms of Exhibits 2.1, 2.4 , 3.5, and 6.1.

10.  Miscellaneous

     10.1. Effect of this Amendment, Entire Agreement. Except as expressly amended hereby, the surviving terms of the Agreement shall continue in full force and effect, in accordance with its terms. In the event of any conflict between this Amendment and the surviving terms of the Agreement, this Amendment shall prevail. The Agreement and this Amendment, including all Exhibits thereto and hereto, set forth the entire agreement between Parties with respect to the subject matter hereof and as such, supersede all prior and contemporaneous negotiations, agreements, representations, understandings and commitments with respect thereto and shall take precedence over all terms, conditions and provisions on any purchase order form, or order acknowledgment, or order release purporting to address the same subject matter. Neither the Agreement nor this Amendment shall be released, discharged, changed or modified in any manner except by a writing signed by the duly authorized officers or agents of each Party hereto, which writing shall make specific reference to the Agreement or Amendment and shall express the plan or intention to modify same.

     10.2. Surviving Provisions of the Agreement. Sections 3.7 (Trademarks),
3.11 (License of Product Software), 10 (Indemnification) and 13 (Miscellaneous) (excluding Sections 13.2, 13.5, 13.6, 13.13 and 13.15) of the Agreement are incorporated by reference and made a part of this Amendment. Sections 6.4, 6.5, 10 and 13 (excluding Sections 13.2, 13.5, 13.6, 13.13 and 13.15) of the
Agreement shall survive termination or expiration of this Amendment.

     10.3. Binding Effect and Assignment. During the term of this Amendment, the rights of either Party under this Amendment and the surviving rights under the Agreement shall not be assigned nor shall the performance of either Party's duties hereunder be delegated, without the other Party's written consent (which shall not be unreasonably withheld) except that, without the other Party's prior consent, either Party may assign this Amendment and the Agreement (i) to an Affiliate that is an affiliate as of the date of execution of this Amendment or
(ii) to an Affiliate whose assets consist entirely of the assets of an Affiliate or Affiliates that were Affiliates as of the date of execution of this Amendment or (iii) in connection with a merger, consolidation, reorganization or sale of substantially all of its assets. No sale, assignment or other transfer of any rights of a Party hereunder shall be effective unless the purchaser, assignee or transferee assumes such Party's obligations under this Amendment and the Agreement. Any assignment shall not relieve the assigning Party of its responsibility for its obligations hereunder. Nothing in this Section 10.3 shall restrict a Party from appointing sales agents and distributors in the normal course of business.

     10.4. Communications. Within ten (10) days of the Effective Date, the Parties will confer with each other on each Party's written communications describing the Parties' agreement with respect to distribution and Support of the Products; provided that each Party retains the right to communicate with such customers in a manner that it deems appropriate.

     10.5. Publicity. Neither Party hereto shall originate any joint publicity, joint news release, or other joint announcement, written or oral, whether to the public press, the trade, PHILIPS' or DIAMETRICS' customers or otherwise, relating to this Amendment, or to performance hereunder or the existence of an arrangement between the Parties.

     10.6. Limitation on Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY UNDER THIS AMENDMENT FOR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGE.

IN WITNESS WHEREOF, PHILIPS and DIAMETRICS have executed this Amendment by their respective duly authorized officers or representatives as of the day first above written.

DIAMETRICS MEDICAL                           PHILIPS MEDICAL SYSTEMS
INCORPORATED


By: /s/ David B. Kaysen                       By: /s/ Jay Mazelsky
   --------------------------------              -------------------------------

Schedule of Exhibits:

----------------------------------------------------------------------
Exhibit:
-------
----------------------------------------------------------------------
Exhibit 1.5      Accessories, Cartridges and Sensors
----------------------------------------------------------------------
Exhibit 2.1      Prices for Consumables and Portal Measurement Modules
----------------------------------------------------------------------
Exhibit 2.2      Service and Support Agreement
----------------------------------------------------------------------
Exhibit 2.4      PHILIPS Product Inventory
----------------------------------------------------------------------
Exhibit 2.6      Country Transition Letter
----------------------------------------------------------------------
Exhibit 3.4      Portal Manufacturing Agreement
----------------------------------------------------------------------
Exhibit 3.5      Prices for Portal Products supplied by PHILIPS
----------------------------------------------------------------------
Exhibit 5.4      PHILIPS Warranty on Portal Products
----------------------------------------------------------------------
Exhibit 6.1      IP Ownership
----------------------------------------------------------------------

                                  Exhibit 1.5

                             Cartridges and Sensors

    (Specifications are Subject to change during the term of the Agreement)

1.   NEOTREND

     The Neotrend system (Neotrend sensor and TrendCare hardware) is intended for continuous monitoring of pO//2//, pCO//2//, pH and temperature in neonatal arterial blood. An Umbilical Artery Catheter is used as an access device.

     1.1   Neotrend Sensor

     The sensor incorporates optical sensors for the measurement of pO//2//, pCO//2// and pH, and a thermocouple for temperature measurement. The sensor is calibrated in the TrendCare Calibrator. It is a sterile, disposable single-use device and is used in conjunction with an Umbilical Artery Catheter as an access device.

     1.2   Neotrend Sensor Specifications

                  Measured Parameters    pO//2//, pCO//2//, pH and temperature

                                Range    pO//2//  20 to 500mmHg
                                         pCO//2// 10 to 160mmHg
                                         pH       6.80 to 7.80
                                         Temp     10DEG. to 42DEG.C

     Performance specifications meet 95% confidence limits based on in vitro evaluations using tonometered solution

                    In vitro Accuracy    pO//2//  +/- 5% or +/- 3mmHg less than
                                                  120mmHg
                                                  (whichever is greater
                                                  +/- 10% (120 - 430mmHg)
                                         pCO//2// +/- 3mmHg (10 - 80mmHg)
                                         pH       +/- 0.03
                                         Temp     +/- 0.3DEG.C

                                Drift    pO//2//  less than 0.5%/hour
                                         pCO//2// less than 0.5%/hour
                                         pH       less than 0.005/hour

                      Time to Respond    Typically less than 15 seconds @
                                         37DEG.C

                     Outside Diameter    Less than 0.5 mm (average)

     Material (in contact with blood)    Polyethylene with covalently-bonded
                                         bioactive surface treatment/1/

                        Sterilization    Gamma irradiation.  For single use
                                         only.

----------
/1/ Carmeda Bioactive Surface - heparin

                           Shelf Life    18 months, indicated by expiry date on
                                         the package.

                              Package    Sterile product within sealed
                                         thermoformed tray.

                              Storage    0DEG.C to 40DEG.C. Do not freeze.

2.   PARATREND 7

     The Paratrend 7 system (Paratrend 7 sensor and TrendCare hardware) is intended for continuous monitoring of pO//2//, pCO//2//, pH and temperature in an adult or paediatric peripheral artery. Usually a radial or femoral arterial catheter is used as an access device.

     2.1   Paratrend 7 Sensor

     The sensor incorporates optical sensors for the measurement of pO//2//, pCO//2// and pH, and a thermocouple for temperature measurement. The sensor is calibrated in the TrendCare Calibrator and then connected to the TrendCare monitor. It is a sterile, disposable, single use device and is used in conjunction with an arterial catheter.

The sensor has two introducer versions: a telescopic introducer for the Paratrend 7/FL/ and a dial-in introducer for the Paratrend 7+.

     2.2   Paratrend 7+ Sensor Specifications

                  Measured Parameters    pO//2//, pCO//2//, pH and temperature

                                Range    pO//2//  20 to 500mmHg
                                         pCO//2// 10 to 160mmHg
                                         pH       6.80 to 7.80
                                         Temp     10DEG. to 42DEG.C

Performance specifications meet 95% confidence limits based on in vitro evaluations using tonometered solution

                    In vitro Accuracy    pO//2//  +/- 5% or +/- 3mmHg  less than
                                                  120mmHg
                                                  (whichever is greater))
                                                  +/- 10% (120 - 430mmHg)
                                         pCO//2// +/- 3mmHg (10 - 80mmHg)
                                         pH       +/- 0.03
                                         Temp     +/- 0.3DEG.C

                                Drift    pO//2//  less than 0.5%/hour
                                         pCO//2// less than 0.5%/hour
                                         pH       less than 0.005/hour

                      Time to Respond    Typically less than 15 seconds @
                                         37DEG.C

                     Outside Diameter    Less than 0.5mm (average)

     Material (in contact with blood)    Polyethylene with covalently-bonded
                                         bioactive surface treatment/2/

                        Sterilisation    Gamma irradiation. For single use
                                         only.

                           Shelf Life    18 months, indicated by expiry date on
                                         the package.

                              Package    Sterile product within sealed
                                         thermoformed tray.

                              Storage    0DEG.C to 40DEG.C.  Do not freeze.

3.   Intermittent Cartridge

The Cartridges are compatible with the IRMA SL Blood Analysis System & a subset are also compatible with the Portal Product.

Cartridge Specifications (IRMA & Portal):

Category                                 Specification
--------------------------------------------------------------------------------

Operating Temperature:                      12-30C (54-86F)

Cartridge Storage Temperature:              15-30C (59-86F)

Measurement Temperature:                    37C

----------
/2/ Carmeda, Bioactive Surface - Heparin

Operating Relative Humidity:        0-80%

Operating Barometric Pressure:      350-900 mmHg (measured by on-board
                                    barometer)

Sample Size:                        0.125-5.0 mL

Analysis Time:                      Less than 90 seconds after sample injection
                                    (depends on parameter)

Size (LxWxH) and Weight:

Cartridge Temp Card:             2.6" x 1.3" x 0.6; 1oz.
                                 66 x 33 x 15.24mm;  28g.

Cartridge/Analyte Configurations:

Cartridges are available in the following configurations:

--------------------------------------------------------------------------------
Cartridge   Measured                          Calculated
================================================================================
11. BG      pH, pCO//2//, pO//2//             HCO//3///-/, TCO//2//, Beb,
                                              BEecf, O//2//Sat
--------------------------------------------------------------------------------
CC          pH, pCO//2//, pO//2//, HCT,       HCO//3///-/, TCO//2//, Beb,
            Na/+/, K/+/, iCa                      BEecf, O//2//Sat, tHb, iCa(N)
--------------------------------------------------------------------------------
H3          HCT,  Na/+/, K/+/, iCa            tHb, iCa(N)
--------------------------------------------------------------------------------
H4          HCT,  Na/+/, K/+/, Cl/-/,         tHb
            BUN/Urea
--------------------------------------------------------------------------------
GL/3/       Glu,  Na/+/, K/+/, Cl/-/
--------------------------------------------------------------------------------

Cartridge Equilibration Times:

Following removal from their shiping container, IRMA cartridges must equilibrate to room temperature prior to use. Equilibration time depends on the product type as follows:

---------------------------------------
Cartridge    Equilibration Time (hours)
=======================================
BG           72
---------------------------------------
CC           72
---------------------------------------
H3           1
---------------------------------------
H4           1
---------------------------------------
GL/1/        1
---------------------------------------

----------
/3/ Available only on IRMA

Reportable Ranges :

The default reportable ranges for each parameter are as follows:

-------------------------------------------------------------------
Measured
-------------------------------------------------------------------
pH           6.000 - 8.000 pH units
-------------------------------------------------------------------
pCO//2//     4.0 - 200.0 mmHg (0.53 - 26.6 kPa)
-------------------------------------------------------------------
pO//2//      20.0 - 700.0 mmHg (2.67 - 93.33 kPa)
-------------------------------------------------------------------
Hct          10.0 - 80.0 % (.100 -.800 SI)
-------------------------------------------------------------------
Na/+/        80.0 - 200.0 (mM, mEq/L)
-------------------------------------------------------------------
K/+/         1.00 - 20.0 (mM, mEq/L)
-------------------------------------------------------------------
iCa          0.20 - 5.00 mM (0.80 - 20.4 mg/dL; 0.40 - 10.00 mEq/L)
-------------------------------------------------------------------
Cl/-/        30.0 - 150.0 (mM, mEq/L)
-------------------------------------------------------------------
BUN/urea     (H4 P/N 055700)
-------------------------------------------------------------------
  BUN        3 - 100 mg/dL (1.1 - 3.57 mM)
-------------------------------------------------------------------
  Urea       6 - 321 mg/dL (1.1 - 35.6 mM)
-------------------------------------------------------------------
BUN/urea     (H4 P/N 055703)
-------------------------------------------------------------------
  BUN        3 - 150 mg/dL (1.1 - 53.5 mM)
-------------------------------------------------------------------
  Urea       6 - 321 mg/dL (1.1 - 53.4 mM)
-------------------------------------------------------------------
Glu/1/       20 - 500 mg/dL (1.1 - 27.8)
-------------------------------------------------------------------
Calculated
-------------------------------------------------------------------
HCO//3///-/  0 - 99.9 mM
-------------------------------------------------------------------
TCO//2//     0 - 99.9 mM
-------------------------------------------------------------------
Beb          +/- 99.9 mM
-------------------------------------------------------------------
Beecf        +/- 99.9 mM
-------------------------------------------------------------------
O//2//Sat        0 - 100%
-------------------------------------------------------------------
tHb          3.4 - 27.2 g/dL (2.1 - 16.9 mM)
-------------------------------------------------------------------
iCa(N)       0.20 - 5.00 mM (0.80 - 20.04 mg/dL; 0.40 - 10.00 mEq/L
-------------------------------------------------------------------

Display Resolution:
The display resolution for each parameter is as follows:

-------------------------------------------------------------------
Measured
-------------------------------------------------------------------
pH           0.001 pH units
-------------------------------------------------------------------
pCO//2//     0.1 mmHg (0.01 kPa)
-------------------------------------------------------------------
pO//2//      0.1 mmHg (0.01 kPa)
-------------------------------------------------------------------
Hct          0.1% (.001 SI)
-------------------------------------------------------------------
Na/+/        0.1 (mM, mEq/L)
-------------------------------------------------------------------
K/+/         0.01 (mM, mEq/L)
-------------------------------------------------------------------
iCa          0.01 (mM, mEq/L, mg/dL)
-------------------------------------------------------------------
Cl/-/        0.1 (mM, mEq/L)
-------------------------------------------------------------------
BUN/Urea     1 mg/dL (0.1 mM)
-------------------------------------------------------------------
Glu          1 mg/dL (0.1 mM)
-------------------------------------------------------------------

----------
/1/ Available  only on IRMA

                                   EXHIBIT 2.1
                                 PRODUCT PRICES

1.  Cartridges

------------------------------------------------------
Philips P/N   DMI P/N                   Transfer Price
                                        (ea box of 25)
------------------------------------------------------
M3614A        048100    BG              ***
------------------------------------------------------
M3615A        048400    H3              ***
------------------------------------------------------
M3616A        039900    CC              ***
------------------------------------------------------
M3680A        048102    BG              ***
------------------------------------------------------
M3681A        048400    H3              ***
------------------------------------------------------
M3682A        039902    CC              ***
------------------------------------------------------
M3584A        048103    BG              ***
------------------------------------------------------
M3585A        048400    H3              ***
------------------------------------------------------
M3586A        039903    CC              ***
------------------------------------------------------
M3617A        055700    H4 (original)   ***
------------------------------------------------------
M3617B        055703    H4 (new)        ***
------------------------------------------------------
M3587A        065200    GL              ***
------------------------------------------------------

2.  IRMA Products and accessories  (used for support)

-------------------------------------------------------------------------
Philips P/N   DMI P/N                                            Transfer
                                                                 price ea
-------------------------------------------------------------------------
M3664A        448700    NiMH Battery for IRMA                    ***
-------------------------------------------------------------------------
M3628A        442900    NiMH 15 Vdc Battery Charger,             ***
-------------------------------------------------------------------------
M3629A        573400    15 V power supply                        ***
-------------------------------------------------------------------------
M3669A        438000    IRMA Carrying Bag                        ***
                        (will get 5x5 number for support use)
-------------------------------------------------------------------------
M3670A        440100    AC Adapter assembly                      ***
-------------------------------------------------------------------------
M3666A        432001    IRMA Temp Card                           ***
-------------------------------------------------------------------------
M3671A        403800    IRMA print paper 5 rolls                 ***
-------------------------------------------------------------------------
M3624A        443800    Pole mount for IRMA (will get 5x5        ***
                        number for support use)
-------------------------------------------------------------------------
M3627A                  J&J Lifescan SureStep Pro glucose        ***
                        module--

                        5x5 number M3627-60101 for support use
-------------------------------- ----------------------------------------
M3674A        040500    Capillary Collection device              ***
-------------------------------------------------------------------------

----------

*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

-------------------------------------------------------------------------
M3679A        428400    IRMA edge connector                      ***
-------------------------------------------------------------------------
M3672A        450000    IRMA edge connector cleaner              ***
-------------------------------------------------------------------------
M3677A        463120    Barcode scanner and mount (will get      ***
                        5x5 part number)
-------------------------------------------------------------------------
M3678A        463130    Barcode scanner mount kit (will get      ***
                        5x5 part number)
-------------------------------------------------------------------------
M3622-68701   443900    DMI-443900 IRMA, Modem (Glucose ready)   ***
-------------------------------------------------------------------------
M3622-60701   443900    DMI-443900 IRMA, Modem (Glucose ready)   ***
                        (for support only)
-------------------------------------------------------------------------
M3623-68701   443901    DMI-443901 IRMA, w/out Modem (Glucose    ***
                        ready)
-------------------------------------------------------------------------
M3623-60701   443901    DMI-443901 IRMA, w/out Modem (Glucose    ***
                        ready) (for support only)
-------------------------------------------------------------------------
M3622-40301   402000    IRMA printer cover                       ***
                        453563339101
-------------------------------------------------------------------------
M3622-42501   420400    IRMA printer spindle                     ***
                        453563339111
-------------------------------------------------------------------------
M3622-61610   552700    Cable RJ45                               ***
                        453563339141
-------------------------------------------------------------------------
M3622-61620   552702    Cable - RJ45/modRJ45                     ***
                        453563339151
-------------------------------------------------------------------------
M3622-63901   428400    Edge connector kit                       ***
                        453563339161
-------------------------------------------------------------------------
M3622-67610   552900    Adapter-RJ45/DB9 Female                  ***
                        453563339171
-------------------------------------------------------------------------
M3622-67611   552800    Adapter-RJ45 to DB9 male                 ***
                        453563339181
-------------------------------------------------------------------------
M3622-67620   514000    Adapter-RJ45 to DB25                     ***
                        453563339191
-------------------------------------------------------------------------
M3622-67621   516000    Adapter RJ45/DB25                        ***
                        453563339201
-------------------------------------------------------------------------

Note 1:  Pricing for repair and reconditioning as  follows:

 IRMA SL in Warranty  requiring  repair only                     ***
 IRMA SL in warranty  requiring repair and  reconditioning       ***
 IRMA SL out of Warranty requiring repair only                   ***
 IRMA SL out of warranty requiring repair and reconditioning     ***

----------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

3.  idms Products  (used for support)

-------------------------------------------------------------------------
Philips P/N   DMI P/N                                        Transfer
                                                             price each
-------------------------------------------------------------------------
M3667-10802   464100    IRMA idms SW 6.0 Disk set, Data      ***
                        management
-------------------------------------------------------------------------
M3667-10803   463000    IRMA idms SW 4.0.7 Disk set, Data    ***
                        management
-------------------------------------------------------------------------
M3667-20002   468600    idms v5 Assembled Binder 1.5"        ***
-------------------------------------------------------------------------
M3667-9001C   464000    idms Manual Contents                 ***
-------------------------------------------------------------------------

4.  Trendcare Products  (used for support)

---------------------------------------------------------
                                      Transfer Price each
---------------------------------------------------------
M3651-60110   Trendcare Satellite     ***
              TCM 6000
---------------------------------------------------------
M3651-60111   Trendcare Satellite     ***
              TCM 6000/Nordic
---------------------------------------------------------
M3650-60101   Senior monitor (115V)   ***
---------------------------------------------------------
M3650-60102   Senior monitor (230V)   ***
---------------------------------------------------------
M3652-60101   calibrator              ***
---------------------------------------------------------
M3653-60101   PDM                     ***
---------------------------------------------------------
M3651-68101   Exchange satellite      ***
---------------------------------------------------------
M3652-68101   Exchange calibrator     ***
---------------------------------------------------------
M3653-68101   Exchange PDM            ***
---------------------------------------------------------

5.  Trendcare Sensors and accessories

-------------------------------------------------------------------------------
Philips P/N   DMI P/N                                            Transfer price
-------------------------------------------------------------------------------
XXXXX         XXXXXXX   Trendcare software (new features only)   ***
-------------------------------------------------------------------------------
M3643A        MPS7004P  Paratrend sensor, 5/pack, 7+             ***
-------------------------------------------------------------------------------
M3673A        N7004L    Neotrend sensor, 5/pack L N7004L         ***
-------------------------------------------------------------------------------
M3654A        MPP7005   Thermal printer paper  MPP 7005          ***
-------------------------------------------------------------------------------
M3655A        MCG7010   Gas packs, 3 cylinders, F1               ***
                        MCG 7010
-------------------------------------------------------------------------------
M3644A        AST015    Fixation strap, 15 pack                  ***
-------------------------------------------------------------------------------

----------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 2.2

 Support and Services Agreement between Philips Medical Systems and Diametrics
                                 Medical, Inc.

Table of Contents

Sections
1.0     Introduction
2.0     Roles and Responsibilities
3.0     Repair Strategy
4.0     WW Call Flow with Distributors
5.0     Call flow for Europe/Asia Pacific
6.0     Call flow for US and Canada
7.0     Resource Definition
8.0     Training Definition
9.0     Diametrics Warranty
10.0    Service Call Coding Requirement
11.0    Service/Repair for End of Support
12.0    Repair and Return of IRMA's
13.0    Repair and Return of Trendcare
14.0    IDMS Support
15.0    Service Repair Pricing
16.0    After Hours Support Consumables
17.0    Customer Training
18.0    Customer Training Materials
19.0    Additional Customer Needs
20.0    Escalation

1.0   Introduction

This document is an exhibit to the Amendment to the Manufacturing and Distribution Agreement, dated April 10, 2003. All capitalized terms not defined in this Agreement will have the meanings set forth in the Amendment. In case of any conflict between this exhibit and the Amendment, the Amendment will control. The purpose of this document is to define the roles and responsibilities of Philips Medical Systems ("Philips") and Diametrics Medical, Inc. ("Diametrics") in support of M3622A and M3623A IRMA, the M3667A idms, the M3650A Senior Trendcare Monitor, M3651A Trendcare Satellite Monitor, the M3652A Trendcare Calibrator, and the M3653A Trendcare PDM. It also includes all supporting options as well as sensors and cartridges utilized with these products sold by Philips. A complete list of all products is included at the end of this document Addendum F. The roles and responsibilities of Philips and Diametrics with respect to the M3650A Portal Blood Analysis System and its components is defined in the Amendment, including the Portal Manufacturing Agreement for Portal (Exhibit 3.4).

Both parties agree that the ultimate responsibility for customer support could be for 5 years or as defined by local custom or law (i.e. local law or sales and support contracts protected by local law).

Pursuant to the Amendment, Philips has the non-exclusive right to provide Support to the Philips Existing Customers for Products through October 31, 2004. Diametrics may also provide Support to such Philips Existing Customers, on terms to be mutually agreed between such Customers and Diametrics. For Products, this document applies to those Philips Existing Customers who continue to use Philips for Support.

It is acknowledged by both parties that a single customer may have a "mixed" installation if additional IRMA/Trendcare/idms products are sold by Diametrics into any Philips existing accounts after October 31/st/, 2002. This may require the customer to utilize two support services, Philips and Diametrics.


                   ----------------------------------------------------------------------------------------
2.0   Roles        Function                                            By Whom
And                ----------------------------------------------------------------------------------------
Responsibilities
                   Performs call screening, to determine if product    Local Philips Response Centers
                   is a Diametrics product
                   ----------------------------------------------------------------------------------------
                   1/st/ level application support

                        Distributor Controlled                         Distributor who sold the Diametrics
                        Countries (Worldwide)                          product to the customer

                        Europe                                         Local Philips Response Centers

                        USA, Canada and Latin America Field            Philips Medical Systems
                   Organization (LAFO)                                 Medical Response Center
                                                                       Alpharetta, GA
                                                                       1-800-548-8833

                        Asia-Pacific (AP)                              Appropriate Philips Response Centers
                                                                       (China, Japan, Singapore, Australia,
                                                                       India)
                   ----------------------------------------------------------------------------------------
                   Order /send exchange unit (Via mail or Courier)     Local Philips Response Centers
                   to customer when problem determined to be           Worldwide
                   Diametrics hardware
                   ----------------------------------------------------------------------------------------
                   Verify customer has sent their broken unit to       Local Philips Response Center Admin
                   Philips SLI (System Logistics International)        Worldwide
                   ----------------------------------------------------------------------------------------
                   Performs complaint investigation and escalations    1/st/ level investigation: Philips
                   for Diametrics products                             Technical Marketing

                                                                       2/nd/ level investigation Diametrics
                   ----------------------------------------------------------------------------------------


                   ----------------------------------------------------------------------------------------
                   Function                                            By Whom
                   ----------------------------------------------------------------------------------------
                   Reporting of all Diametrics product complaints      Distributor who sold the Diametrics
                   and feedback to Diametrics per Section 7.3 of the   product to the customer
                   amendment, dated April 10, 2003 as follows:
                   Diametrics will maintain MDR and other product
                   performance monitoring systems for the              Local Philips Response Centers
                   Consumables and the IRMA, Trendcare and idms
                   products. Philips shall cooperate with Diametrics   Philips Medical Systems Medical
                   in connection with Diametrics' obligations under    Response Center Alpharetta, GA
                   Section 7.3 of the amendment (Philips Service       1-800-548-8833
                   Call Coding Process (A-Q2925-00134)). Philips
                   will provide to Diametrics the necessary reports    Appropriate Philips Response
                   relating to complaints and product performance      Centers (China, Japan,
                   issues relating to the Consumables, and the IRMA,   Singapore, Australia, India)
                   Trendcare and idms products on a timely basis to
                   permit the reporting party to fulfill its
                   regulatory obligations. Upon reasonable request
                   by Diametrics, Philips shall promptly make such
                   reports (on behalf of Diametrics, if appropriate)
                   directly to the appropriate regulatory
                   authorities.
                   ----------------------------------------------------------------------------------------

3.0   Repair       Diametrics Products Repair Strategy is unit exchange for
Strategy           IRMA/idms.

                   For the Trendcare products the repair strategy for Philips is spare parts repair on-site, if possible, and unit exchange if not possible.

                   For the US only the repair strategy will be unit exchange and/or repair via Medical Repair Depot (MRD) in Dallas, TX to Diametrics repair bench in Malvern/Roseville or other location designated by Diametrics.

                   Philips may initiate extended warranty terms to its IRMA/Trendcare/idms customers for a period NOT to exceed October 31, 2004.

                   Note: After a country transitions from Philips to Diametrics, the Diametrics TrendCare exchange policy will be unit
                   exchange only for Out of Box Failures. All other repairs will be covered with loaner units from Diametrics until the
                   repaired customer unit can be returned.
                   -------------------------------------------------------------
4.0   WW Call      Diametrics products worldwide call flow for countries, which
Flow When          utilize distributors for the sale of the units.
Country Uses
Distributors

                                     .  Customer should call Philips local
                                        Distributor directly, when transfer to
                                        Diametrics is not completed.
                                     .  After transfer of customers to
               -------------------      Diametrics, customer will be informed of
                   Customer             the changes to call Diametrics support
               -------------------      line instead of Philips Distributor, if
                                        not the same.
               Arrow (wide up)       .  This communication is a
               Arrow (wide down)        Philips/Diametrics/Distributor
                                        responsibility as agreed by the regional transition plans.

                                     .  Distributor will file questions
                                        regarding Diametrics products to the
               -------------------      appropriate support channel (Philips
                 Distributor Who        before/ Diametrics after transfer)
               Sold The Products /   .  If it is determined the
                 Response Center        hardware/software has failed, the
               -------------------      distributor/dealer orders / sends (via
                                        mail or courier) an exchange unit to the
                                        customer using the responsible supply
               Arrow (wide up)          channel (Philips before/ Diametrics
               Arrow (wide down)        after transfer)

                                     .  Philips Technical Marketing/ Diametrics
                                        technical resources handle application
                                        and technical questions / issues as
               -------------------      appropriate to the transfer situation.
               Philips/Diametrics       If Philips Technical Marketing is unable
                Technical Support       to resolve situation, they will contact
               -------------------      Diametrics for additional assistance.
                                     .  If it is determined the hardware /
                                        software has failed the responsible
                                        supply channel will send exchange part
                                        to customer.

5.0   Call Flow    Diametrics products call flow for EMEA and Asia Pacific
for EMEA/Asia      Pacific   countries, which do not utilize distributors for
Pacific            the sale of the units.

                           .  Customer should call Philips local Response Center
                              directly, when transfer to Diametrics is not
                              completed.
                           .  After transfer of Philips customers to Diametrics,
     -------------------      customer will be informed of the changes to call
           Customer           Diametrics support line instead of Philips
     -------------------      Response Center.
                           .  This communication is a
                              Philips/Diametrics/Distributor responsibility as
     Arrow (wide up)          agreed by the regional transition plans.
     Arrow (wide down)
                           .  Philips Response Center Engineer will file
                              questions regarding Diametrics products to the
                              appropriate support channel (Philips Technical
                              Marketing)
     -------------------   .  After transfer the Diametrics support channel will
          PMS Response        take over appropriately
      Center/Diametrics    .  If it is determined the hardware/software has
     -------------------      failed, the Philips Response Center
                              Engineer/Diametrics support orders / sends (via
                              mail or courier an exchange unit to the customer
     Arrow (wide up)          using the responsible supply channel (Philips
     Arrow (wide down)        before/ Diametrics after transfer)

                           .  Philips/Diametrics technical resources handle
                              application and technical questions / issues as
                              appropriate to the transfer situation. If Philips
     -------------------      Technical Marketing is unable to resolve
         Tech Mktg /          situation, they will contact Diametrics for
         Diametrics           additional assistance.
     -------------------   .  If it is determined the hardware / software has
                              failed the responsible supply channel will send exchange part to customer.

Philips may initiate extended warranty terms to its IRMA customers for a period not to exceed October 31, 2004.

6.0   Call     Diametrics products call flow for US and Canada, which do not
Flow for       utilize distributors for the sale of the units.
US and
Canada                  The customer should call the Philips Response Center
                        at 1-800-548-8833
                           .  After transfer of Philips customers to Diametrics,
                              customer will be informed of the changes to call
     -------------------      Diametrics support line instead of Philips
           Customer           Response Center.
     -------------------   .  This communication is the responsibility of
       Arrow (wide up)        Philips/Diametrics regional transition managers.
       Arrow (wide down)   .  No Philips customer should call Diametrics
                              directly, unless support has been transferred to
                              Diametrics
     -------------------   .  When call has been determined to be for Diametrics
          Response            products, the call is forwarded to the appropriate
           Center             Philips Response Center Engineer.
     -------------------   .  If it is determined to be a hardware/software
       Arrow (wide up)        problem, an exchange unit is ordered / sent to
       Arrow (wide down)      customer.

     -------------------   .  If that Philips Response Center Engineer needs
          Technical           additional assistance to resolve the customer
          Marketing           issue they will contact the appropriate Philips
     -------------------      Technical Marketing Engineer.
       Arrow (wide up)     .  If Philips Technical Marketing Engineer is unable
       Arrow (wide down)      to resolve issue, they will contact Diametrics
                              technical support for additional assistance.

     -------------------   .  Diametrics technical resource handles application
          Diametrics          questions / issues as appropriate and responds to
     -------------------      Philips Technical Marketing Engineer.

--------------------------------------------------------------------------------

7.0  Resource  The following  list provides the suggested  resource to perform
Definition     the service function.

               -----------------------------------------------------------------
                         Function                          Resource
               -----------------------------------------------------------------
               1/st/ level application
               support contacts
                                                Distributor who sold the
                   Distributor Controlled       Diametrics products to the
                   Countries (Worldwide)        customer

                                                Local country Philips Response
                   Europe                       Centers

                                                Philips Medical Response Center
                   US, Canada and LAFO          Alpharetta, GA
                                                1-800-548-8833

                                                In country dealer
                   AP
                                                Diametrics or their
                                                representatives once support
                                                transfer has occurred.
               -----------------------------------------------------------------
               Local Customer Feedback          Local Philips person who
               Analyst                          processes  the Customer Feedback
                                                Forms for the local Response
                                                Center
               -----------------------------------------------------------------
               Diametrics products Technical    Philips Technical Marketing
               Resource                         Engineer AND/BBN After transfer
                                                to Diametrics then Diametrics
                                                support
               -----------------------------------------------------------------
               Customer Feedback Contacts for   For complaints: Philips
               Diametrics                       Complaint coordinator Thomas
                                                Bauer; For non-complaints:
                                                Philips Technical Marketing
                                                Engineer  AND/BBN
               -----------------------------------------------------------------
               Philips Field Service Engineer   Philips Customer Service
                                                Engineer
               -----------------------------------------------------------------
               Philips QSP                      Philips Quality Service Provider
               -----------------------------------------------------------------
               Philips CAS                      Philips Clinical Application
                                                Specialist
               -----------------------------------------------------------------

--------------------------------------------------------------------------------

8.0  Training  The following list provides the resources that need to be trained
Definition     to perform the service/training /CFA function for the Diametrics products. It will be the responsibility of Diametrics to provide training to the appropriate Philips personnel for software upgrades, work around solutions for hardware or software
               problems, troubleshooting for all new consumable and software releases. In addition, with the release of new software, a compatibility matrix defining the performance of that revision of software with previous revisions of complimentary products will be provided to Philips as will customer training materials, instructions, etc. This will be provided to Philips at no charge;
               however, any travel related expenses for requested on-site training will be at the expense of Philips.
               -----------------------------------------------------------------
                          Resource                      Pre-requisites
               -----------------------------------------------------------------
               Distributor                      Existing Distributors on-going
               Countries (Worldwide)            For transfer: transition
                                                criteria must be met
                                                (Addendum A)

               -----------------------------------------------------------------
               Local Philips Response Center    According to Philips TEDS
               Call Coordinator                 (Training and Education  System)
                                                training profile
               -----------------------------------------------------------------
               Local Philips Response Center    According to Philips TEDS
               Engineer                         training profile
               -----------------------------------------------------------------
               Philips CAS                      According    to   Philips   TEDS
                                                training  profile.  In addition,
                                                the following pre-requisites are
                                                required/desirable:

                                                .  Hospital experience in the
                                                   laboratory for at least 2
                                                   years
                                                .  Biochemical qualification
                                                .  Understanding of the stages
                                                   of biochemical analysis,
                                                   especially blood gas
                                                   analysis.
                                                .  Understanding of the role of
                                                   the nurses and doctors in the
                                                   stages of biochemical
                                                   analysis.
                                                .  Appreciate the concept of
                                                   Point of Care (POC) and be
                                                   able to discuss
                                                .  Be able to work as part of a
                                                   team both locally and across
                                                   the geography
                                                .  Speak and write English well.
                                                .  Be willing to travel
                                                .  Experience with comparison
                                                   studies would be an
                                                   advantage, but not necessary.
               -----------------------------------------------------------------

               -----------------------------------------------------------------
               Philips Customer   Engineer      According to Philips TEDS
                                                training profile (for US only:
                                                No training for on-site support
                                                for US Philips CEs, because
                                                Philips utilizes Philips Dallas
                                                Repair Depot)
               -----------------------------------------------------------------
               Philips QSP                      According to Philips TEDS
                                                training profile
               -----------------------------------------------------------------
               Philips Customer Feedback        According to Philips TEDS
               Analyst                          training profile
               -----------------------------------------------------------------

--------------------------------------------------------------------------------

               -----------------------------------------------------------------
9.0 Diametrics Diametrics on-going obligations to provide products warranty and
Warranty out of warranty support to Philips and to Philips Existing customers who have transitioned to Diametrics are set forth in the Amendment. This is a summary of the warranty from Diametrics to Philips for the Standalone Products:
               -----------------------------------------------------------------
               Warranty period for hardware     18 month period defined from
               products                         date of Diametrics shipment to
                                                Philips
               -----------------------------------------------------------------
               Service location                 Unit replacement via Philips RCs
               -----------------------------------------------------------------
               Support level                    Next business day
               -----------------------------------------------------------------
               Consumables:

               Cartridges                       Cartridges - Stated Shelf life,
                                                but not to be less than 3 months
                                                from the date of shipment to
                                                Philips for Combo product.
                                                Minimum shelf life is 9 weeks
                                                for GL & H4 (M3587A & M3617A))
                                                and 11 weeks for H4E (M3617B).
               -----------------------------------------------------------------
               Sensors                          Sensors - Stated Shelf life, but
                                                not to be less than 10 months
                                                from the date of shipment to
                                                Philips
               -----------------------------------------------------------------
               Accessories (e.g. Catheters,     No warranty - customer
               Gas, Printer paper etc.)         dissatisfaction issues will be
                                                dealt with via Supplier Action
                                                Request process (Addendum B -
                                                SAR process, A-Q2920-00224)

               -----------------------------------------------------------------
               idms, DeviceSet, DeviceCom       45 days after date of delivery
               software                         to Philips customer
               -----------------------------------------------------------------
--------------------------------------------------------------------------------

               -----------------------------------------------------------------
10.0  Service  Service Call Coding Requirement when taking calls for Diametrics
Call Coding    products.
Requirements
               -----------------------------------------------------------------
               .  Coding according to process A-Q2925-00134 (Addendum C)
               -----------------------------------------------------------------

--------------------------------------------------------------------------------

11.0  Service / Repair for End of Support requirements

Diametrics will also provide out-of-warranty repair service on all hardware components of the products for a period of not less than seven (7) years after last shipment to Philips or such longer period as may required by local laws. When applicable Philips and Diametrics will consider having an exchange program to newer product(s) of a supported but obsolete product to guarantee at least the functionality of the old product or will have an extended functionality within the newer product. When applicable, Philips and Diametrics will have an exchange program to newer product(s) of a supported but obsolete product to provide at least the functionality of the old product or an extended functionality within the newer product. The support of the M3650A Senior monitor is such a case. If and when within this support period, Diametrics may deplete its supply of spare parts to repair the obsolete Senior monitor M3650A, Diametrics may at that time offer an exchange/replacement of the M3650A Senior monitor with a M3651A Satellite and M3652A calibrator.

Standard repair/exchange is via SLI (System Logistics International) to Diametrics (exceptions are described below in section 12.0 through section 15.0). Diametrics will repair and return unit within 30 days after receipt from SLI.

11.1 Active Upgrades

The following describes the status of active Trendcare product upgrades and the agreement between Diametrics and Philips as to the completion of these upgrades.

11.1.1 Status: Upgrade A
Low Modulation SW upgrade and Calibrator "new bracket" HW upgrade ("Upgrade A") will be transitioned and done by Diametrics according to the following agreed upgrade planning-

     . Missing Upgrades as agreed between Philips and Diametrics to be done by Diametrics as part of their support responsibility as countries are transitioned.

     . Diametrics will provide traceability of the upgrade records to complete Philips files.

11.1.2 Status: Upgrade B

     .  Senior Spike Upgrade ("Upgrade B") NOT a required upgrade.

     .  Trained POCD CS completed the US Seniors upgrade.

     . Diametrics will complete the upgrade as part of their support responsibility as countries are transitioned
Impact:
-------
     .  Diametrics (DML) will provide upgrade records to Philips as available.

11.1.3 Status: Calibrator exchange

     . Calibrator exchange from "old gas system" to "copper-and-brass fittings" at customer site

     . Maintain exchange program for customer calibrators through Diametrics for all remaining calibrators

11.1.4 Status: Future Upgrades

     . Future Upgrades for Products may consist of hardware, software, as well as Installation and Verification procedures in a quality controlled format for upgrades to be performed as corrective action as well as for upgrades for new features

To-Do:
------

     . Corrective actions and new features upgrades can only be performed by trained individuals for support (either trained CEs and RCEs from Philips or Diametrics engineers on mutual agreement will do upgrades)

     . Diametrics will provide the tools and spare parts to Philips for upgrades of instruments still under support of Philips or Philips and Diametrics will mutually agree to have Diametrics engineers do upgrades.

     Status of Trendcare Upgrades as of the effective date of the Amendment.
-----------------------------------------------------------------------
                                                           Asia Pacific
% Done           US & Canada      EMEA          LAFO          (AP)
-----------------------------------------------------------------------
Upgrade A                100%           95%           20%             0%
-----------------------------------------------------------------------
Upgrade B                100%           15%            0%             0%
-----------------------------------------------------------------------
Calibrator New
fittings                  95%           33%            0%             0%
-----------------------------------------------------------------------

12.0  Repair/Return of IRMA's to the Customer (US only)

This process only applies to Philips Existing Customers requesting this service (i.e., request the same serial number unit returned). The standard repair for warranty, service contract, and T & M customers is unit exchange.

     1. The customer should contact the Philips Medical Response Center at 1-800-548-8833. The RCE will log the call, do troubleshooting and request the repair and return of their same serial number IRMA. The Response Center Engineer ("RCE") will note if the repair is under warranty, service contract or T & M (time and materials). For T & M repairs, the RCE will obtain a PO number from the customer. The RCE will inform the customer that the total Turn Around Time (TAT) for the repair will be 10-14 business days, from the date of shipment to Philips of the product. The RCE will determine if the customer utilizes other complimentary products (i.e. IRMA and idms) to determine compatibility if the product to be repaired is compatible with the s/w revision of the complimentary product. If there is a compatibility issue, the RCE will notify Diametrics that the product being returned is not to be upgraded to the current revision of software.
     2. The customers will be instructed to ship the unit to the Philips Dallas repair depot after removing the temp card and batteries (if applicable). If an appropriate shipping container is required, the Philips Dallas repair depot will ship the container to the customer.
     3. The Philips Dallas repair depot will perform the system decontamination and forward it to Diametrics in Roseville, MN.
     4. After the repair, Diametrics will return the unit to the Philips Dallas repair depot. The Philips Dallas repair depot will close out the Philips Service Call and return the unit to the customer.
     5. Diametrics agrees to a 10 business day TAT (turn around time) for repair upon arrival at the Diametrics facility. Customer units to be repaired and returned will be treated as P-1 (Priority 1) status.
     6. If Diametrics determines the repair time will exceed 10- business days, they will notify the PMD RCE. Diametrics will provide an expected date for the product to be returned to the customer. The Philips RCE will contact the customer to reset expectations. All communication with Diametrics and customer will be documented and tracked in the relevant Service Call database.

13.0  Repair/Return of Trendcare to the Customer (Worldwide)

For those Philips Existing Customers requesting a repair and return of their Trendcare unit the following will apply (i.e., request the same serial number unit returned). The standard repair for warranty, service contract, and T & M customers is unit exchange or repair on-site where applicable.

     1. The customer should contact the local Philips Medical Response Center. The RCE will log the call, do troubleshooting and request the repair if needed (e.g. Senior monitor M3650A). The RCE will note if the repair is under warranty, service contract or T & M. For T & M repairs, the RCE will obtain a PO number from the customer. The customer will be informed that the TAT will be 14- 21 business days from the date of shipment by the customer of the product. This TAT includes the assumption that Philips return process takes no longer than 5 day TAT from customer to Diametrics. The equipment must also be shipped as repairs are needed (no retention of units allowed to enable one large shipment of product). The RCE will determine if the customer can utilize other complimentary products (i.e. Satellite monitor M3651A and Calibrator M3652A) to determine replacement if the product is not to be repaired anymore. If not, the RCE will be notified by Diametrics that the product being returned is not to be repaired anymore and offer the customer replacement.

     2. For US only: The customers will be instructed to ship the unit to the Philips repair depot in Dallas. If an appropriate shipping container is required, the Philips Dallas repair depot will ship the container to the customer.

         For ROW: The customer will be informed where to ship the unit on a case by case basis (if to High Wycombe, UK or Malvern, PA) or other location specified by Diametrics.

     3. The Philips Dallas repair depot will perform the system decontamination and forward it to Diametrics in Malvern/Roseville or other designated location. In all other cases (ROW) Philips/Diametrics will perform the decontamination according to their policies.

     4. After the repair Diametrics will return the unit to the Philips Dallas repair depot (US) or to the customer directly (ROW). For the ROW, Diametrics needs to inform the local Philips Response Center that the RCE can close out the Service Call. For the US: The Philips Dallas repair depot will close out the Philips Service Call and return the unit to the customer.

     5. Diametrics agrees to a 10-15 business day TAT for repair upon arrival at the Diametrics facility. Customer units to be repaired and returned will be treated as P-1 status.

     6. If Diametrics determines the repair time will exceed the announced TAT, they will notify the PMD RCE. Diametrics will provide a new expected date for the product to be returned to the customer. The Philips RCE will contact the customer to reset expectations. All communication with Diametrics and customer will be documented and tracked in the relevant Service Call database.

14.0  idms Support

For all idms systems installed prior to 31 October 2002, Philips will continue to provide first level support to Philips Existing Customers for the product including contacting the appropriate third party vendor if the problem involves an LIS interface. If the RCE exhausts their ability to resolve the issue, they will escalate the issue to Philips Technical Marketing for further assistance.

For all idms systems sold into Philips accounts as part of a Portal/CMS solution after 31 October 2002, Diametrics will be responsible for providing system training, installation, troubleshooting, repair and support.

Any s/w upgrades to provide for bug fixes or product enhancement that are being offered to Diametrics customers free of charge will also be supplied to Philips to give to their customers free of charge. If any additional classroom training is needed on these upgrades for the Philips technical support staff, the required training program will be provided to Philips free of charge. Any Diametrics travel related expenses for requested on-site training will be at the expense of Philips.

15.0  Service Repair Pricing

Philips has requested Diametrics to provide reconditioning (including software upgrades) on units returned for repair per reconditioning guidelines defined by Philips. As a result of the additional services to be provided, the following agreement has been reached.

.. Philips and Diametrics have established the following p/n's to reflect refurbished IRMA Analyzers:

--------------------------------------------------------------------------------
Philips New P/N  Philips         Diametrics  Product Description
                 (Exchange)      P/N
                 Reconditioning
                 P/N
--------------------------------------------------------------------------------
M3622-60701      M3622-68701     443900      IRMA, Modem (Glucose Ready)
--------------------------------------------------------------------------------
M3623-60701      M3623-68701     443901      IRMA, w/out Modem (Glucose Ready)
--------------------------------------------------------------------------------
                 M3623-68701     443902      IRMA, w/out Modem(Glucose Ready)
                                             Refurbished
--------------------------------------------------------------------------------
M3622-60721*     M3622-68721     436300      IRMA, Modem(Non-Glucose Ready)
--------------------------------------------------------------------------------
M3623-60721*     M3623-68721     436301      IRMA, w/out Modem (Non-Glucose
                                             Ready)
--------------------------------------------------------------------------------
                 M3623-68721     436303      IRMA, w/out Modem(Non-Glucose
                                             Ready) Refurbished
--------------------------------------------------------------------------------
*M3622-60721 and M3623-60721 are not available as new product. These parts are obsolete and are only repaired at DMI for the installed base.

Pricing for repair and reconditioning as follows:

IRMA SL in Warranty requiring repair only                     ***
IRMA SL in Warranty requiring repair and reconditioning       ***
IRMA SL out of Warranty requiring repair only                 ***
IRMA SL out of Warranty requiring repair and reconditioning   ***

   . Pricing will be subject to change upon 90 days written notice by Diametrics or upon change in reconditioning requirements by Philips Medical.
   . Philips Medical will issue purchase orders to Diametrics prior to authorization of return of instruments to Diametrics.
   . This agreement to provide reconditioning service may be terminated by either party upon 90 days written notice.
   .  Repair pricing is subject to 90 day notice of change.
   . Repair and reconditioning will be to current built standards unless specified otherwise.
   .  Out of warranty repair excludes customer abused or damaged equipment.

Out of warranty repair for Trendcare:

Senior repair                                                 ***
Satellite repair                                              ***
PDM repair                                                    ***
Calibrator repair                                             ***
($1000 if calibrator needs copper and brass fittings => new hard piped gas system upgrade)

----------

***   Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

..  Repair pricing is subject to 90 day notice of change.
..  Out of warranty repair excludes customer abused or damaged equipment.

For US only:
Senior validation                                             ***
Satellite validation                                          ***
PDM validation                                                ***
Calibrator validation                                         ***

16.0  After Hours Support for Consumables and/or hardware: (US only)

Since cartridges and sensors are not able to be obtained through Philips SLI (System Logistics International) for after hours needs (including weekends, holidays, etc.), Philips will continue to utilize the services established by Diametrics at Network Courier. Diametrics will maintain the inventory at Network Courier including monitoring expirations dates of time sensitive materials. In the event that Philips utilizes this service for consumables or hardware shipments, the cost as well as the additional charges for next flight out and delivery to site (if requested) will be billed to the Philips Blanket Service Order (BPO) designated for Diametrics support/repairs.

17.0  Customer Training

For all customers who purchased equipment prior to 31 October 2002:
The Philips Clinical Application Specialist or their designee will do installation and follow up training.

For all current IRMA and Trendcare customers who purchase incremental units from Diametrics after 31 October 2002 and require additional training:

The Diametrics Clinical Application Specialist or their designee will do installation and follow up training.

The Diametrics Clinical Application Specialist or their designee will do installation and follow up training of the IRMA and idms(including method validation, install appropriate clinical data server description file, and LIS connectivity).

----------

***   Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

For all customers who purchase PMS Portal modules and Diametrics idms and/or IRMA after 31 October 2002:

It is understood that this system sale will include the coordination of both Philips and Diametrics representatives to meet the customer needs. Portal modules can be sold by either Philips or Diametrics non-exclusively. IRMA and idms are sold by Diametrics.

The Philips Clinical Application Specialist or their designee will do installation and training on the Portal Module if sold by Philips.

The Diametrics Clinical Application Specialist or their designee will do installation and follow up training of the IRMA and idms (including method validation, install appropriate clinical data server description file, and LIS connectivity).

While every effort will be made to coordinate the delivery of services needed for the connectivity of the Portal/idms solution, each vendor should define their own project management plan that defines scope, Work Break Down Structure
(WBS), deliverables, and billing milestones separately with the customer.

18.0  Customer training materials

All customer training material developed by Diametrics after 31 Oct. 2002, that would be appropriate for IRMA, idms, and Trendcare units, will be made available to Philips through October 31, 2004 at Diametrics' media cost, to provide to their customers.

19.0  Additional customer support needs

Diametrics agrees to the continued responsibility of establishing and publishing the reportable ranges for each lot of RNA controls for IRMA. Philips will reimburse Diametrics for establishing the reportable ranges for each lot of controls for Portal. This is done an average of 4 times per year (4 controls) with and average estimated cost of $8000 (includes cartridges, controls and labor) per year billable at the end of the year. This information will be made available to the Philips RC as well as all Diametrics IRMA and Philips Portal module customers via a posting on the Diametrics web site. In addition, Philips will continue to share in the financial responsibility for completing the CAP (College of American Pathologists) surveys applicable to IRMA. Surveys are performed 3 times per year and the kits are ordered on an annual basis (approximately $5000 for 10 kits to be paid for by Philips). Diametrics' share of the expense will be to supply cartridges and labor costs to facilitate the required testing and report the results to CAP to allow IRMA to be listed in a peer group (minimum of 10 instruments) ensuring that results for these instruments will only be compared to other results for this same instrument (method).

In addition, any issues identified with cartridges, sensors or accessories that may cause customer dissatisfaction and/or necessitate a recall will be communicated to the appropriate regulatory person(s) within the Philips organization. Product recalls are addressed per Section 6.5 of the Distribution Agreement dated 06 June 1999 between the Companies.

It is recommended that a monthly conference call be established between the Philips RC and field clinical specialists, a Philips technical marketing engineer and the Diametrics technical support team and field clinical specialists to discuss issues related to customer calls, product issues, etc.

If additional clinical support is needed for customer training, installations, hot sites, etc., both parties agree that the other organization's clinical specialists may be used and paid for by the agreed upon schedule (See Addendum
D). These requests for additional assistance should be considered only as a one-time request for support. It does not imply that support of the customer is being turned over to the other company unless all other agreed upon transition parameters are met and if agreement between Philips and Diametrics Transition Managers has been achieved.

20.0  Escalation process.

Philips will escalate issues/non-compliance arising under this Exhibit through its SAR (Supplier Action Request) process, and Diametrics will escalate issues arising under this Exhibit through its DAR (Distributor Action Request) process.

If a formal response is not received in a reasonable timeframe as requested on the DAR or SAR, the issue will then be escalated to the Philips and Diametrics Relationship Managers (currently Joe Harrington and Diane Norton).

Addendum A:

READ ME:

The following Form shall be used regarding the transition of Philips Customers to Diametrics. It is the responsibility of the regional transition managers to complete the form as changes occur and to submit the records to Joe Harrington and Herbert van Dyk Instruction: The following table will be used to show conditions to be met prior to initiation of transition activities.

Please use the relevant color and indicate an appropriate reference in the cell, which will demonstrate the evidence.

Boblingen November 25, 2002 _ Herbert van Dyk (revised 28 Jan 03 by Joe Harrington)

------------------------------------------------------------------------------------------------------------------------------------
Diametrics Transition Criteria for A-P, EMEA, NA-LA
---------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Last Update: January 28, 2002
------------------------------------------------------------------------------------------------------------------------------------
Owner: name
------------------------------------------------------------------------------------------------------------------------------------
Instruction: The following table will be used to show conditions to be met prior to initiation of transition activities. Items marked with an asterisk (*) are those which must be completed.
Other items are for Philips/Diametrics internal purposes only.
Please use the relevant color and indicate an appropriate
reference in the cell, which will demonstrate the evidence
------------------------------------------------------------------------------------------------------------------------------------
Legend:                            Not Ready
------------------------------------------------------------------------------------------------------------------------------------
                                      In
                                   Progress
------------------------------------------------------------------------------------------------------------------------------------
                                     Ready
------------------------------------------------------------------------------------------------------------------------------------
                                   Complete
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Country:                          Country    Country    Country    Country    Country    Country    Country    Country    Country
------------------------------------------------------------------------------------------------------------------------------------
Regulatory
------------------------------------------------------------------------------------------------------------------------------------
Regulatory process clearly
defined and requirements
fulfilled. This will include all
legal vigilance requirements,
e.g. Complaint handling,
traceability.*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Dealer (if applicable)
------------------------------------------------------------------------------------------------------------------------------------
Appropriate Dealer appointed
------------------------------------------------------------------------------------------------------------------------------------
Pricing negotiated and agreed
------------------------------------------------------------------------------------------------------------------------------------
Terms of sale agreed
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Export conditions met e.g.,
Types of invoice, customs
requirements etc.*
------------------------------------------------------------------------------------------------------------------------------------
All PMS/Dealer contract/credit
issues resolved
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Sales/Support/Service
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Technical support resources*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Clinical and sales support
clearly defined and in place*
------------------------------------------------------------------------------------------------------------------------------------
Clearly defined warranty
delineation agreed
(including End of Life Support
terms)*
------------------------------------------------------------------------------------------------------------------------------------
Escalation management defined*
------------------------------------------------------------------------------------------------------------------------------------
Research/reference site(s)
transfer agreed to and
documented, as appropriate*
------------------------------------------------------------------------------------------------------------------------------------
Post- transition follow-on
customer support/complaint
activities (by Diametrics)
documented (i.e. add'l sensors
provided at no charge) *
------------------------------------------------------------------------------------------------------------------------------------
Transition of Service
Agreement(s) Documented  & in
place (as appropriate)
------------------------------------------------------------------------------------------------------------------------------------
Customer/Distributor information
provided - name,address,contact*
------------------------------------------------------------------------------------------------------------------------------------
Country demo units/consignment
inventory returned to factory
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Transition timelines
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Start of transition*
------------------------------------------------------------------------------------------------------------------------------------
Estimated end of
transition/complete date*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Addendum B:

Philips SAR Process (A-Q2920-00224); excerpt of process as needed from Diametrics can be obtained from Philips Q&R responsible personnel.

Addendum C:

Philips Service Call Coding Process (A-Q2925-00134); excerpt of process as needed from Diametrics can be obtained from Philips Q&R responsible personnel.

Addendum D:

New Options and Pricing
Standard Hours (consecutive 8 hour period between 7:00AM-7:00PM M-F)

..H1027B
..A01 - 1 Day Clinical Configuration and Implementation Services - $1700.00 ..A02 - 2 Days Clinical Configuration and Implementation Services - $3200.00 ..A03 - 3 Days Clinical Configuration and Implementation Services - $4500.00 ..A04 - 4 Days Clinical Configuration and Implementation Services - $5800.00 ..A05 - 5 Days Clinical Configuration and Implementation Services - $7100.00

Other New Options

..H1027B
..IV2 - IntelliVue Screen Creation - $1900.00 per day.
..CTS - Custom Clinical Configuration and Implementation Services - Requires AEO DM Approval.

Addendum E:

Diametrics DAR Form No. 391

Addendum F:

                             Available Product List

1.  Cartridges

---------------------------------------------
   Type
---------------------------------------------
M3614A             BG
---------------------------------------------
M3615A             H3
---------------------------------------------
M3616A             CC
---------------------------------------------
M3680A             BG
---------------------------------------------
M3682A             CC
---------------------------------------------
M3584A             BG
---------------------------------------------
M3585A             H3
---------------------------------------------
M3586A             CC
---------------------------------------------
M3617A             H4 (original)
---------------------------------------------
M3617B             H4 (new)
---------------------------------------------
M3681A             H3
---------------------------------------------
M3587A             GL
---------------------------------------------

---------------------------------------------

---------------------------------------------

2.  IRMA Products and accessories (used for support)

---------------------------------------------

---------------------------------------------
M3664A             NiMH Battery for IRMA
---------------------------------------------
M3628A             NiMH 15 Vdc Battery
                   Charger, Power Supply
---------------------------------------------
M3629A             15 V power supply
---------------------------------------------
M3669A             IRMA Carrying Bag
                   Will get 5x5 number for
                   support use
---------------------------------------------
M3670A             AC Adapter assembly
---------------------------------------------
M3666A             IRMA Temp Card
---------------------------------------------
M3671A             IRMA print paper 5 rolls
---------------------------------------------
---------------------------------------------
M3624A             Pole mount for IRMA
                   Will get 5x5 number for
                   support use
---------------------------------------------
M3627A             J&J Lifescan SureStep
---------------------------------------------

---------------------------------------------
                   Pro glucose module
                   5x5 number M3627-60101
                   for support use
---------------------------------------------
M3674A             Capillary Collection
                   device
---------------------------------------------

---------------------------------------------
M3679A             IRMA edge connector
---------------------------------------------
M3672A             IRMA edge connector
                   cleaner
---------------------------------------------
M3677A             Barcode scanner and mount
                   Will get 5x5 number for
                   support use
---------------------------------------------
M3678A             Barcode scanner mount kit
                   Will get 5x5 number for
                   support use
---------------------------------------------
M3622-68701        DMI-443900 IRMA, Modem
                   (Glucose ready)
---------------------------------------------
M3623-68701        DMI-443901 IRMA, w/out
                   Modem (Glucose ready)
---------------------------------------------
M3622-40301        IRMA printer cover
                   453563339101
---------------------------------------------
M3622-42501        IRMA printer spindle
                   453563339111
---------------------------------------------
M3622-61610        Cable RJ45
                   453563339141
---------------------------------------------
M3622-61620        Cable - RJ45/modRJ45
                   453563339151
---------------------------------------------
M3622-63901        Edge connector kit
                   453563339161
---------------------------------------------
M3622-67610        Adapter-RJ45/DB9
                   Female
                   453563339171
---------------------------------------------
M3622-67611        Adapter-RJ45 to DB9
                   male
                   453563339181
---------------------------------------------
M3622-67620        Adapter-RJ45 to DB25
                   453563339191
---------------------------------------------
M3622-67621        Adapter RJ45/DB25
                   453563339201
---------------------------------------------

3.  IDMS Products (for support)

---------------------------------------------

---------------------------------------------
M3667-10802        IRMA IDMS SW 6.0 Disk set,
                   Data management
---------------------------------------------
M3667-10803        IRMA IDMS SW 4.0.7 Disk
                   set, Data management
---------------------------------------------
M3667-20002        IDMS v5 Assembled Binder
                   1.5"
---------------------------------------------
M3667-9001C        IDMS Manual
---------------------------------------------

4.  Trendcare Products (used for support )

---------------------------------------------

---------------------------------------------
                   Trendcare Satellite TCM
M3561 60110        6000
---------------------------------------------
M3651 60111        Trendcare Satellite TCM
                   6000/Nordic
---------------------------------------------
M3652-60101        Calibrator
---------------------------------------------
M3653-60101        PDM
---------------------------------------------
M3650-68101        Repair/Exchange Senior
                   monitor (115V)
---------------------------------------------
M3650-68102        Repair/Exchange Senior
                   monitor (230V)
---------------------------------------------
M3651-68101        Repair/Exchange satellite
---------------------------------------------
M3652-68101        Repair/Exchange calibrator
---------------------------------------------
M3653-68101        Repair/Exchange PDM
---------------------------------------------
---------------------------------------------

5.  Trendcare Sensors and Accessories

---------------------------------------------
---------------------------------------------
M3643A             Paratrend 7+ sensor,
                   5/pack
---------------------------------------------
                   Neotrend L sensor
M3673A             5/pack L N7004L
---------------------------------------------
M3654A             Thermal printer paper  MPP
                   7005
---------------------------------------------
M3655A             Gas packs, 3 cylinders, F1
                   MCG 7010
---------------------------------------------
M3644A             Fixation strap
---------------------------------------------
---------------------------------------------
---------------------------------------------
---------------------------------------------

                                   Exhibit 2.4
                           Inventory Buy-Back Process

***


----------

***   Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 2.6
                            Country Transition Letter

                          [Philips Medical Letterhead]

                                     [Date]


Diametrics Medical Incorporated
2658 Patton Road
St. Paul, MN  55113

Re: Transfer of Support of Consumables and IRMA, TrendCare, and idms Products from Philips to Diametrics

Dear ____________:

     This letter constitutes a letter agreement between Philips and Diametrics with respect to the transfer of sales and support for Consumables and support for installed IRMA, TrendCare and idms products (the "Transitioned Products") in [Country] as follows:

     1. The parties confirm that to the best of each party's knowledge, the criteria (as set forth in Addendum A to the Service and Support Agreement between the Parties) for transitioning, from Philips to Diametrics, the sales and support of Consumables and support for IRMA, TrendCare and idms products installed at Philips' customer sites have been completed in [Country]. Effective as of [Date], Diametrics shall be responsible for sales and support for Consumables and support for IRMA, TrendCare and idms products in [Country], whether previously shipped or serviced by Philips or Diametrics, as defined in the Amendment and the Service and Support Agreement. In addition, Diametrics will resume all legal and regulatory obligations for all Transitioned Products in [Country] shipped by Diametrics prior to June 6, 1999. The attached customer list contains contact information for the customers to whom Philips shipped Transitioned Products, and to the best of Philips' knowledge, customers of the Transitioned Products who did not order such Transitioned Products from Philips.

     2. With respect to the Transitioned Products in [Country] as of the date of this letter agreement, the warranty, support and regulatory provisions set forth in the Amendment and the Service and Support Agreement shall apply.

     3. Attached is a mutually agreed list of unique follow-on customer support/complaint activities to be completed by Diametrics.

     4.   The parties confirm that for this country, Philips has provided
          Diametrics:
          a. installed base and/or distributor information (institution name, address, contact) and
          b.   funnel information (leads, demo, evaluation).

     5. In this country, Philips customer service agreements for the Transitioned Products have been either (a) assigned to and assumed by Diametrics in writing or (b) canceled by Philips and the applicable customer and superceded by new customer service agreements between Diametrics and the customer.

     6. Diametrics has provided Philips contact information (name, address, telephone number, email address) of the Diametrics person to contact in case a customer, government agency, or third party contacts Philips about the Transitioned Products. Furthermore, Philips and Diametrics agree to separately communicate to customers and distributors that the country transition has been completed and include the new Diametrics' contact information for support to customers/distributors.

     If this letter agreement is acceptable to you, please sign below.

                                        PHILIPS MEDICAL SYSTEMS


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

Accepted and Agreed:

Diametrics Medical Incorporated


By:
----------------------------------------
Title:
----------------------------------------

                                   Exhibit 3.5
                     Portal Products purchased from Philips

----------------------------------------------------------------------
                                                        Transfer Price
----------------------------------------------------------------------
M3562A                   Interface module (for               ***
                         support use only)
----------------------------------------------------------------------
M3561A                   Portal measurement module           ***
                         (for support use only)
----------------------------------------------------------------------
                         Users guide                         ***
----------------------------------------------------------------------
M3560A                   Portal Analysis Module              ***
                         ( solution totally boxed
                         but without cable and
                         without mount) (for product
                         sale)
----------------------------------------------------------------------
M3561-6160x              Interface Cable  2m                 ***
----------------------------------------------------------------------
                         Interface cable  4m                 ***
----------------------------------------------------------------------
M3570A                   Mount                               ***
----------------------------------------------------------------------
M3571A                   Mount                               ***
----------------------------------------------------------------------
M3572A                   Mount                               ***
----------------------------------------------------------------------
M3573A                   Mount                               ***
----------------------------------------------------------------------
M3574A                   Mount                               ***
----------------------------------------------------------------------

*  Mount price based on purchase minimum of *** each.

----------

*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Prices will be subject to change upon 90 days written notice by Philips.

                                   Exhibit 5.4

                                 Portal Products

                               WARRANTY STATEMENT

a) Portal Products purchased by Diametrics from Philips will receive the standard warranty of: 18 months from date of receipt (90 days for parts) or 12 months from date of installation by Diametrics whichever comes first.

b) Philips warrants Philips hardware Products against defects in materials and workmanship. Philips further warrants that Philips hardware Products conform to Specifications. These warranties do not include periodic recalibration (recommended for some Philips Products).

c) Philips warrants that Software will not fail to execute its programming instructions due to defects in materials and workmanship when properly installed and used on the Device designated by Philips. Philips further warrants that Philips owned standard Software will substantially conform to Specifications. Philips does not warrant that Software will operate in hardware and software combinations selected by Customer, or meet requirements specified by Customer.

d) Philips does not warrant that the operation of Products will be uninterrupted or error free.

e) If Philips receives notice of defects or non-conformance to hardware Specifications, or substantial non-conformance to Philips owned standard Software Specifications during the warranty period, Philips will, at its option, repair (and recalibrate only as necessitated by repairs), or replace the affected Products. If Philips is unable, within a reasonable time, to repair, replace or correct a defect or non-conformance in a Product to a condition as warranted, Diametrics will be entitled to a refund of the purchase price upon prompt return of the Product to Philips. Diametrics will pay expenses for return of such Products to Philips. Philips will pay expenses for shipment of repaired or replacement Products.

f) Philips warrants that Philips Support will be provided in a professional and workmanlike manner. Philips will replace, at no charge, parts which are defective and returned to Philips within 90 days of delivery.

g) Some newly manufactured Philips Products may contain and warranty service may use remanufactured parts, which are equivalent to new in performance.

h) The above warranties do not apply to defects resulting from improper or inadequate maintenance or calibration by Customer; Customer or third party supplied software, interfacing or supplies; unauthorized modification; improper use or operation outside of the Specifications for the Product; abuse, negligence, accident, loss or damage in transit; improper site preparation; or unauthorized maintenance or repair.

i) THE ABOVE WARRANTIES ARE EXCLUSIVE AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. PHILIPS SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                                   EXHIBIT 6.1
                                  IP OWNERSHIP


***



----------

*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                  Attachment A

                                IP Review Process


***



----------

*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                  Attachment B

                    Philips/Diametrics Distribution Agreement
                                 Dated 6 June 99

                             Contractual Provisions


***



----------

*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.